                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                       The McGraw-Hill Companies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                       The McGraw-Hill Companies, Inc.
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

1221 Avenue of the Americas
New York, NY  10020



                                                  The McGraw-Hill Companies Logo

                                                                  March 25, 1997

DEAR SHAREHOLDER:

On behalf of the Board of Directors and management, we cordially invite you to the Annual Meeting of Shareholders to be held Wednesday, April 30, 1997, at 11 A.M., at the principal executive offices of the Corporation, 1221 Avenue of the Americas, New York City. In the pages that follow you will find the Notice of Meeting and Proxy Statement describing the formal business to be transacted at this Meeting. Please read them carefully.

At the Annual Meeting, there will be a report to shareholders regarding the operations of The McGraw-Hill Companies, Inc. In addition, time will be made available for shareholders to discuss the formal business items as well as to ask other questions about The McGraw-Hill Companies' operations.

It is important that your shares be voted at the Meeting in accordance with your preference whether or not you plan to attend in person. We urge you to specify your choices on the matters presented by filling in the appropriate boxes on the enclosed Proxy Card. Please sign, date and return the Proxy Card in the prepaid envelope provided. Your cooperation in promptly returning the Proxy Card will save your Corporation additional solicitation costs and is appreciated. If you do attend the meeting and wish to vote in person, you may withdraw your Proxy at that time.

                                          Sincerely,



                                          JOSEPH L. DIONNE
                                          Chairman of the Board and Chief
                                          Executive Officer

1221 Avenue of the Americas
New York, NY  10020


                                                  The McGraw-Hill Companies Logo


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 30, 1997

To the Shareholders of The McGraw-Hill Companies, Inc.:

The Annual Meeting of Shareholders of The McGraw-Hill Companies, Inc. (the "Corporation") will be held at the principal executive offices of the Corporation, 1221 Avenue of the Americas, New York, New York 10020, Wednesday, April 30, 1997, at 11 A.M., for the purpose of considering and voting upon the following:

1. Election of five directors;

2. Approval of Amendments to and Restatement of the 1993 Key Employee Stock Incentive Plan;

3. Ratification of the appointment of independent auditors for 1997; and

4. Such other business as may properly come before the Meeting or any adjournment thereof.

Information relating to the above matters is set forth in the accompanying Proxy Statement.

In accordance with the By-Laws and resolutions of the Board of Directors, only shareholders of record at the close of business on March 13, 1997 shall be entitled to notice of and to vote at the Meeting.

                                      By Order of the Board of Directors

                                      SCOTT L. BENNETT
                                      Senior Vice President, Associate General
                                      Counsel and Secretary

                                      New York, New York
                                      March 25, 1997

--------------------------------------------------------------------------------

      Please sign and return the enclosed proxy in the envelope provided.
            No postage is necessary, if mailed in the United States.
--------------------------------------------------------------------------------

THE MCGRAW-HILL COMPANIES, INC.

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 30, 1997

                                PROXY STATEMENT

To the Shareholders of The McGraw-Hill Companies, Inc.:

This statement is furnished in connection with the solicitation of proxies by the Board of Directors of The McGraw-Hill Companies, Inc. (the "Corporation") for use at the Annual Meeting of Shareholders to be held at 11 A.M. on April 30, 1997, at the principal executive offices of the Corporation, 1221 Avenue of the Americas, New York, New York, and at any adjournment thereof. A Notice of Meeting is attached hereto and a form of proxy is enclosed.

THE PROXY

The persons named as proxies were selected by the Board of Directors of the Corporation and are officers of the Corporation.

When the proxies in the enclosed form are properly executed and returned, the shares they represent will be voted at the Meeting. If a shareholder participates in the Corporation's Dividend Reinvestment Plan, any proxy given by such shareholder will also govern the voting of all shares held for the shareholder's account under the Dividend Reinvestment Plan, unless contrary instructions are received. Any shareholder giving a proxy has the power to revoke it at any time before it is voted at the Meeting by filing with the Secretary of the Corporation an instrument revoking it or by filing a duly executed proxy bearing a later date.

The cost of soliciting proxies will be borne by the Corporation. The Corporation will request banks and brokers to solicit their customers who have a beneficial interest in the Corporation's shares registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses of such solicitations. In addition, officers and full-time employees of the Corporation may solicit proxies by telephone, telegraph or personal interview. The Corporation has retained Kissel-Blake Inc. to assist in the solicitation of proxies. It is estimated the Corporation will pay Kissel-Blake a fee of $16,500 for these services.

These proxy materials are being mailed to shareholders of the Corporation commencing on March 25, 1997. A copy of the 1996 Annual Report to Shareholders was mailed to shareholders on March 18, 1997.

VOTING SECURITIES

The outstanding securities of the Corporation on March 13, 1997 were 99,907,949 shares of Common Stock, par value $1 per share, and 1,388 shares of $1.20 Convertible Preference Stock, par value $10 per share. Each share of Common Stock and $1.20 Convertible Preference Stock is entitled to one vote at the Meeting.

VOTING PROCEDURES

Under the New York Business Corporation Law (the "BCL") and the Corporation's Restated Certificate of Incorporation, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and $1.20 Convertible Preference Stock is necessary to constitute a quorum of shareholders to take action at this Annual Meeting. For these purposes, shares which are present, or represented by a proxy, at the Meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any particular matter. Once a quorum of the shareholders is established, under the BCL and the Corporation's Restated Certificate of Incorporation, (A) the directors standing for election as set forth on pages 3 and 4 must be elected by a plurality of the votes cast (Proposal One); (B) the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preference Stock, voting together as a single class, is required to approve the Amendments to and Restatement of the 1993 Key Employee Stock Incentive Plan, as described on pages 17 through 21 (Proposal Two); and (C) the affirmative vote of a majority of the votes cast is required to ratify the appointment of the auditors as described on pages 21 and 22 (Proposal Three). For voting purposes (as opposed to for purposes of establishing a quorum) abstentions and broker non-votes will not be counted in determining whether the directors standing for election have been elected or whether any other item has been approved; however, with respect to the approval of the Amendment to and Restatement of the 1993 Key Employee Stock Incentive Plan (Proposal Two), abstentions and broker non-votes will have the effect of a negative vote.

Votes at the Meeting will be tabulated by two inspectors of election appointed by the Board of Directors.

                         1. ELECTION OF FIVE DIRECTORS

Under the Corporation's Restated Certificate of Incorporation, there are three classes of directors which are to be as equal in number as possible. Two directors, Pedro Aspe and Robert P. McGraw, were elected in 1996 for two-year terms expiring at the 1998 Annual Meeting. Three directors, George B. Harvey, Richard H. Jenrette and Lois Dickson Rice, were elected in 1995 for three-year terms expiring at the 1998 Annual Meeting. None of these five incumbent directors is standing for re-election at this Meeting.

Five directors, Joseph L. Dionne, Don Johnston, Linda Koch Lorimer, Harold W. McGraw III and Alva O. Way, were elected in 1996 for three-year terms expiring at the 1999 Annual Meeting. Mr. Johnston, a director of the Corporation since 1986, will be retiring from the Board after this Meeting, pursuant to the Board of Directors' long-standing retirement age policy. None of the other four incumbent directors is standing for re-election at this Meeting.

Five directors, Vartan Gregorian, John T. Hartley, Peter O. Lawson-Johnston, Paul J. Rizzo and James H. Ross, were elected for three-year terms expiring at the 1997 Annual Meeting. Peter O. Lawson-Johnston, a director of the Corporation since 1975, will be retiring from the Board after this Meeting pursuant to the Board's retirement age policy. Accordingly, Messrs. Gregorian, Hartley, Rizzo and Ross are to be elected at this Meeting for three-year terms expiring at the 2000 Annual Meeting. In addition, Sidney Taurel was elected a director on October 30, 1996, by action of the Board of Directors taken pursuant to the Corporation's By-Laws, for a term expiring at the 1997 Annual Meeting. Mr. Taurel is also to be elected at this Meeting for a three-year term expiring at the 2000 Annual Meeting.

Harold W. McGraw, Jr., a director of the Corporation from 1954 to 1988, Chairman of the Board from 1976 to 1988, and Chief Executive Officer of the Corporation from 1975 to 1983, retired from the Board after the 1988 Annual Meeting pursuant to the Board's retirement age policy. However, in recognition of Mr. McGraw's past service and contributions to the Corporation and to assure his continued close association with the Board and the Corporation, the Board of Directors several years ago elected Mr. McGraw permanently to the position of Chairman Emeritus.

                     THE BOARD OF DIRECTORS' RECOMMENDATION

Unless otherwise specified by the shareholder, the Board of Directors intends the accompanying proxy to be voted FOR the election of the named five nominees as directors.

The Board of Directors does not contemplate that any nominee will be unable or unwilling to serve as a director. However, if that should occur, the individuals named as the proxies reserve the right to substitute another person as may be selected by the Board of Directors when voting at the Annual Meeting.

Following is information about each of the five nominees for director who are being proposed for election at this Annual Meeting and about each of the nine incumbent directors.

--------------------------------------------------------------------------------

NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING AT THE 2000 ANNUAL MEETING

PHOTO VARTAN GREGORIAN, age 62, has been President of Brown University and a Professor of History at Brown University since 1989. He was President and Chief Executive Officer of the New York Public Library from 1981 to 1989. Prior to 1981, Dr. Gregorian taught and held administrative posts at several American universities. Dr. Gregorian is a director of the Institute for Advanced Study, the J. Paul Getty Trust, the Aaron Diamond Foundation, the Institute for International Education, the International League for Human Rights, the Fund for Free Expression, the Brookings Institute and the Museum of Modern Art (New York). Dr. Gregorian is currently President Emeritus of the New York Public Library and was appointed by President Bush to be a member of the Fulbright Commission. He is also a member of the American Philosophical Society and a Fellow of the American Academy of Arts and Sciences. Dr. Gregorian has served as a director of the Corporation since 1990 and is a member of the Financial Policy Committee.
--------------------------------------------------------------------------------
PHOTO JOHN T. HARTLEY, age 67, is Chairman of the Executive Committee and a director of the Harris Corporation, a supplier of information, communication and semiconductor systems, products and services to government and commercial markets worldwide. He was Chairman of the Board and Chief Executive Officer of the Harris Corporation from 1987 to 1995. Mr. Hartley was elected President and Chief Operating Officer of the Harris Corporation in 1982, Chief Executive Officer in 1986 and Chairman of the Board in 1987. Mr. Hartley is a director of The Equitable Companies Incorporated and The Equitable Life Assurance Society of the United States and formerly the Chairman of the National Association of Manufacturers. He was a member of President Reagan's and President Bush's National Security Telecommunications Advisory Committee and is a past Chairman of the Defense Policy Advisory Committee on Trade. Mr. Hartley is also a Trustee of the Florida Institute of Technology. Mr. Hartley has served as a director of the Corporation since 1989 and is a member of the Audit, Compensation, and Nominating and Corporate Governance Committees.
--------------------------------------------------------------------------------
PHOTO PAUL J. RIZZO, age 69, is a partner in Franklin Street Partners, an investment firm. He was Vice Chairman of the Board of International Business Machines Corporation, a manufacturer and distributor of advanced information technologies, from 1993 to 1994. He was Dean of the Graduate School of Business Administration at the University of North Carolina from 1987 to 1993. He was Vice Chairman of the Board of Directors of the IBM Corporation from 1983 to 1987. Prior to that, Mr. Rizzo was Senior Vice President of the IBM Corporation from 1971 to 1982. He is a director of Johnson & Johnson, Ryder Systems, Inc. and Morgan Stanley Group Inc. Mr. Rizzo has served as a director of the Corporation since 1988 and is Chairman of the Compensation Committee and is a member of the Audit and Executive Committees.

--------------------------------------------------------------------------------
PHOTO JAMES H. ROSS, age 58, has been since 1996 Chairman of The Littlewoods Organisation, a private company in Great Britain operating in the retail, home shopping and leisure businesses. Mr. Ross was Chief Executive and Deputy Chairman of Cable & Wireless plc, an international provider of telecommunications services, between 1992 and 1995. He was a Managing Director of British Petroleum plc, which engages in all phases of the petroleum business, from 1991 to 1992, and Chairman and Chief Executive Officer of BP America Inc., a subsidiary of British Petroleum plc, from 1988 to 1991. He was Chief Executive Officer and Managing Director of BP Oil International Limited from 1986 to 1988. Prior to that, he was General Manager of Corporate Planning for British Petroleum plc from 1982 through 1985. Mr. Ross is a trustee of the Cleveland Orchestra, a member of the Advisory Board of the Center for Strategic and International Studies and Chairman of the Board of the Manchester Business School. Mr. Ross has served as a director of the Corporation since 1989 and is a member of the Financial Policy and Nominating and Corporate Governance Committees.
--------------------------------------------------------------------------------
PHOTO SIDNEY TAUREL, age 48, has been President and Chief Operating Officer of Eli Lilly and Company, a pharmaceutical company, since 1996. He was elected a director of Eli Lilly and Company in 1991. Mr. Taurel joined Eli Lilly and Company in 1971 and has held management positions in the company's operations in Brazil and Europe. He served as president of Eli Lilly International Corporation from 1986 until 1991, as Executive Vice President of the Pharmaceutical Division from 1991 until 1993 and as Executive Vice President of Eli Lilly and Company from 1993 until his appointment in 1996 as President and Chief Operating Officer. Mr. Taurel is Chairman-elect of the Board of Directors of the Pharmaceutical Research and Manufacturers of America. He also serves on the Board of ITT Industries, Inc. and the Board of Overseers of the Columbia Business School. Mr. Taurel was elected a director on October 30, 1996 and is a member of the Audit Committee.
--------------------------------------------------------------------------------

DIRECTORS WHOSE TERMS EXPIRE AT THE 1998 ANNUAL MEETING

PHOTO PEDRO ASPE, age 47, has been Chairman of the Board of Vector Casa de Bolsa, S.A. de C.V. ("Vector"), an investment banking firm in Mexico providing financial services to corporations, financial institutions and individual investors, since 1996. Vector is a subsidiary of Pulsar International, S.A. de C.V., an industrial and financial company headquartered in Mexico. He has also been since 1996 Managing Director and a partner of a newly formed investment banking unit of Vector aimed at attracting capital and technology to Mexico. Dr. Aspe has been since 1995 a professor at the Instituto Technologico Autonomo de Mexico, located in Mexico City, and is a member of its Governing Board. Dr. Aspe has held a number of positions with the Mexican government and was most recently the Secretary of Finance and Public Credit of Mexico from 1988 through 1994. Dr. Aspe is a director of Seguros Comercial America (Mexico), Schering Plough (Mexico) and on the Advisory Board of Marvin & Palmer. Dr. Aspe is also a member of the Advisory Board of the Massachusetts Institute of Technology and a member of the Board of Stanford University's Institute of International Studies. Dr. Aspe has served as a director of the Corporation since 1996 and is a member of the Audit Committee.

--------------------------------------------------------------------------------
PHOTO GEORGE B. HARVEY, age 65, was Chairman, President and Chief Executive Officer of Pitney Bowes Inc., a manufacturer of office equipment and business supplies and provider of financial services, from 1983 through 1996. Mr. Harvey was President and Chief Operating Officer of Pitney Bowes from 1981 to 1983. He is a director of Merrill Lynch, Pfizer, Inc. and Massachusetts Mutual Life Insurance Co. Mr. Harvey has served as a director of the Corporation since 1985 and is Chairman of the Audit Committee and is a member of the Executive and Financial Policy Committees.
--------------------------------------------------------------------------------
PHOTO RICHARD H. JENRETTE, age 67, was Chairman of the Board and Chief Executive Officer from 1990 to 1996 of The Equitable Companies Incorporated. He was also Chairman of Equitable's wholly-owned investment banking subsidiary, Donaldson, Lufkin & Jenrette, Inc. Mr. Jenrette was Chairman of The Equitable Life Assurance Society of the United States, a mutual life insurance company, prior to its de-mutualization in 1992. He is a director of Groupe AXA, S.A. Mr. Jenrette has served as a director of the Corporation since 1993 and is a member of the Financial Policy Committee.
--------------------------------------------------------------------------------
PHOTO ROBERT P. MCGRAW, age 42, has been Executive Vice President of the Professional Publishing Group of the Corporation since 1989. He was Executive Vice President of the Healthcare Group from 1987 to 1989, and Group Vice President of that same group from 1985 to 1987. Prior to that he served in several key positions in the Health Professions Division: as General Manager from 1983 to 1985; as Editorial Director from 1982 to 1983; and as Editor from 1979 to 1982. He joined the Corporation in 1976 as a sales representative for the College Division. Mr. McGraw has served as a director of the Corporation since 1995 and is a member of the Financial Policy Committee. (a)

--------------------------------------------------------------------------------
PHOTO LOIS DICKSON RICE (Mrs. Alfred B. Fitt), age 64, has been a guest scholar since 1991 in the Economics Study Program at the Brookings Institute, a research and education organization. Prior to that she had been for more than five years Senior Vice President, Government Affairs, and a director of Control Data Corporation, which applies technology to specialized computer, information and management needs. She has held various positions with the College Board, an educational association, and from 1971 through 1981 served as one of its Vice Presidents. Mrs. Rice is a director of Fleet Financial Group, International Multifoods, Hartford Steam Boiler Inspection and Insurance Company and Unum Corporation. Mrs. Rice is a Trustee of the Harry Frank Guggenheim Foundation and Reading Is Fundamental. She is a member of the President's Foreign Intelligence Advisory Board and a director of the Public Agenda Foundation. Mrs. Rice has served as a director of the Corporation since 1988 and is a member of the Audit and Compensation Committees.
--------------------------------------------------------------------------------

DIRECTORS WHOSE TERMS EXPIRE AT THE 1999 ANNUAL MEETING

PHOTO JOSEPH L. DIONNE, age 63, has been Chairman of the Board and Chief Executive Officer of the Corporation since April 1988. He was President and Chief Executive Officer of the Corporation from 1983 to April 1988. Mr. Dionne was President and Chief Operating Officer of the Corporation from 1981 to 1983. He was Executive Vice President, Operations, of the Corporation from 1979 to 1981 and President of McGraw-Hill Information Systems Company from 1977 to 1979. He is a director of The Equitable Companies Incorporated, The Equitable Life Assurance Society of the United States, the Harris Corporation, Ryder Systems, Inc. and a Trustee of Hofstra University. Mr. Dionne has served as a director of the Corporation since 1981 and is Chairman of the Executive Committee.
--------------------------------------------------------------------------------
PHOTO LINDA KOCH LORIMER, age 45, has been Vice President and Secretary of Yale University since 1995, having returned to Yale as Secretary of the University in 1993. She was President of Randolph-Macon Woman's College from 1987 to 1993 and was Associate Provost of Yale University from 1983 to 1987. She is a director of Sprint Corporation. Ms. Lorimer also serves on the Board of Governors of the Center for Creative Leadership and is a director of Yale-New Haven Hospital. Ms. Lorimer has served as a director of the Corporation since 1994 and is a member of the Audit and Financial Policy Committees.

--------------------------------------------------------------------------------
PHOTO HAROLD W. MCGRAW III, age 48, has been President and Chief Operating Officer of the Corporation since 1993. He was Executive Vice President, Operations, of the Corporation from 1989 to 1993. Prior to that he was President of the McGraw-Hill Financial Services Company, President of the McGraw-Hill Publications Company, publisher of McGraw-Hill's Aviation Week & Space Technology magazine and Vice President, Corporate Planning. Before joining the Corporation in 1980, he held several financial positions at the GTE Corporation. He is a Trustee of Hartley House (a New York City community settlement house). Mr. McGraw has served as a director of the Corporation since 1987 and is a member of the Financial Policy Committee. (a)
--------------------------------------------------------------------------------
PHOTO ALVA O. WAY, age 67, is Chairman of the Board of IBJ Schroder Bank & Trust Company and a consultant and a director of Schroder (PLC) (London). Mr. Way was the President of the Travelers Corporation, a financial services organization, from 1983 to 1984. He was President of the American Express Company from 1981 to 1983 and Vice Chairman from 1979 to 1981. Previously, Mr. Way was Senior Vice President -- Finance for the General Electric Company from 1977 to 1979 and its Financial Vice President from 1973 to 1977. He is a director of Ryder Systems, Inc., Gould, Inc. and Eli Lilly and Company. He is Chancellor of Brown University and a Trustee of the Committee for Economic Development. Mr. Way has served as a director of the Corporation since 1983 and is Chairman of the Financial Policy Committee and is a member of the Nominating and Corporate Governance and Executive Committees.
--------------------------------------------------------------------------------

(a) Harold W. McGraw III and Robert P. McGraw are brothers and the sons of Harold W. McGraw, Jr.

-------------------------------------------------------------------------------

                    INFORMATION AS TO COMMITTEES, ATTENDANCE
                       AND FEES OF THE BOARD OF DIRECTORS

The Corporation's Board of Directors has standing Audit, Compensation and Nominating and Corporate Governance Committees.
The Audit Committee is comprised of Ms. Linda Koch Lorimer and Lois Dickson Rice and Messrs. Pedro Aspe, John T. Hartley, George B. Harvey, Paul J. Rizzo, and Sidney Taurel. During 1996 the Audit Committee held three meetings. The functions performed by the Audit Committee include: (a) reviewing and approving the scope and coverage of the Corporation's annual audit and the division of duties between the Corporation's independent auditors and internal auditors; (b) discussing any significant difficulties encountered or significant findings made during the annual audit; (c) reviewing and approving the annual audit, financial statements and management letters following completion of the Corporation's annual audit; (d) reviewing with the Corporation's independent auditors and the Corporation's management the accounting systems, financial controls and procedures used by the Corporation; (e) reviewing and approving the scope of the duties of the internal audit function; (f) reviewing and approving, from time to time, with the Corporation's senior management the Corporation's Code of Business Ethics to determine compliance with such Code; (g) reviewing and approving the annual audit budget and actual fees paid to the Corporation's independent auditors; and (h) recommending to the Board of Directors each year the firm of independent auditors to be retained for the following year.
The Compensation Committee is comprised of Ms. Lois Dickson Rice and Messrs. John T. Hartley, Don Johnston, Peter O. Lawson-Johnston, and Paul J. Rizzo. During 1996 the Compensation Committee held five meetings. The functions performed by the Compensation Committee include: (a) establishing and approving the compensation to be paid to members of the Corporation's senior management;
(b) administering the Corporation's executive incentive plans; (c) administering the Corporation's stock incentive plans; and (d) authorizing and approving special compensation arrangements for senior management.
The Nominating and Corporate Governance Committee is comprised of Messrs. John
T. Hartley, Don Johnston, Peter O. Lawson-Johnston, James H. Ross and Alva O. Way. During 1996 the Nominating and Corporate Governance Committee held four meetings. The functions performed by the Committee include: (a) recommending to the Board of Directors the slate of nominees for election as directors at each Annual Meeting or for election by the Board of Directors on an interim basis;
(b) recommending to the Board of Directors individuals to fill vacancies on it;
(c) evaluating, on a continuing basis, possible candidates to serve on the Board of Directors; (d) recommending to the Board of Directors appropriate compensation to be paid to the directors; (e) administering the Director Deferred Stock Ownership Plan; (f) determining whether any relationship exists between an outside director and the Corporation that might affect the status of the director as independent; and (g) making recommendations from time to time to the Board of Directors as to matters of corporate governance and periodically monitoring the Board's performance. The Nominating and Corporate Governance Committee is willing to consider recommendations of nominees by a shareholder if the shareholder submits the nomination in compliance with the advance notice, informational and other requirements set forth in the Corporation's By-Laws. Shareholders should direct such recommendations of nominees to the Nominating and Corporate Governance Committee, c/o the Secretary of the Corporation at 1221 Avenue of the Americas, New York, New York 10020. The Corporation's By-Laws also contain detailed procedures, including time limitations, which a shareholder must comply with in order to introduce an item of business at a meeting of shareholders.
In addition to the above mentioned three committees, the Corporation's Board of Directors has an Executive Committee and a Financial Policy Committee.
The Board of Directors of the Corporation held a total of eight meetings during 1996. All directors attended at least 75% of (1) all meetings of the Board of Directors and (2) all meetings of all board committees on which they served. The overall attendance record for all directors as a group during 1996 was 94.4%. During 1996, several changes were enacted in the Board of Directors' compensation. For the first half of 1996, directors were compensated under arrangements previously in effect, whereby directors received an annual retainer of $30,000. Pursuant to the Corporation's 1993 Stock Payment Plan For Directors, 20% of this annual retainer fee was paid to the outside directors in the form of Common Stock in lieu of cash. Accordingly, for the first half of 1996, outside directors received a total retainer of $15,000, of which $12,000 was paid to directors in cash and $3,000 was paid to directors in the form of Common Stock pursuant to the Corporation's 1993 Stock Payment Plan For Directors. In addition, outside directors received from the Corporation $1,000 for each board meeting which they attended and $800 for each meeting of the Audit, Compensation, Executive, Financial Policy and Nominating and Corporate Governance Committees which they attended. Inside directors, who are employees of the Corporation, do not receive any fees for serving on the board or for attending meetings of board committees.
Effective July 1, 1996, certain changes to Board of Directors' compensation were adopted in order to more closely align directors' compensation with the financial interests of shareholders by significantly increasing the percentage of such compensation payable in shares of the Corporation's Common Stock. First, the Board and the shareholders of the Corporation at the 1996 Annual Meeting adopted the Director Deferred Stock Ownership Plan, which took effect as of July 1, 1996. Under this Plan, approximately 50% of an outside director's total compensation during the year (or a greater percentage should a director so elect) shall be paid in shares of the Corporation's Common Stock, which shall be credited on an annual basis to a bookkeeping account maintained for each such non-employee director and which shall be delivered in the form of stock certificates at the time such director ceases to be a member of the Board. Pursuant to the Director Deferred Stock Ownership Plan, the Corporation currently has written agreements with Messrs. Aspe, Harvey, Lawson-Johnston and Taurel, respectively, to receive 100% of their annual retainer and board and committee fees payable in shares of the Corporation's Common Stock. In addition, outside directors received from the Corporation a reduced cash retainer of $7,500 ($15,000 on an annual basis) for the second half of 1996, plus $1,000 for each board meeting which they attended and $800 for each meeting of the Audit, Compensation, Executive, Financial Policy and Nominating and Corporate Governance Committees which they attended. Second, the Board terminated the 1993 Stock Payment Plan For

Directors as of June 30, 1996. Finally, the Board amended the Directors Retirement Plan to provide that current Board members shall not accrue any additional benefits under the Directors Retirement Plan after June 30, 1996, and any future new Board members after such date shall not participate in said Directors Retirement Plan. The Directors Retirement Plan provided for annual retirement and disability benefits to be paid to each non-employee director of the Corporation upon retirement at or after age 65 or in the event of disability in an amount equal to 10% of the then annual retainer fee for each year of service on the Board, provided that the director shall have been a Board member for at least five years.
Pursuant to the Director Deferred Compensation Plan, the Corporation currently has written agreements with Ms. Linda Koch Lorimer and Lois Dickson Rice and Messrs. Vartan Gregorian, John T. Hartley, Paul J. Rizzo and Alva O. Way, respectively, to defer payment to them of all or a portion of their annual cash retainer and board and committee meeting fees which would otherwise be due and payable to them in connection with their service on the Board of Directors. Interest on the deferred amount is to be based on the monthly equivalent of a corporate bond index for the preceding year plus 2% (up to a maximum of 150% of the bond index), except that with respect to agreements to defer entered into prior to December 3, 1986, interest will be payable at the average of a corporate bond index for the previous five calendar years plus an additional amount currently estimated at 6%.

INDEMNIFICATION
Each of the directors and certain of the executive officers have entered into an indemnification agreement with the Corporation pursuant to which each director and executive officer shall be indemnified against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred in any action or proceeding, whether civil or criminal, or any appeal therein, to the fullest extent permitted by the applicable provisions of the New York Business Corporation Law. Such indemnification will be reduced to the extent that a director or executive officer is effectively indemnified by directors' and officers' liability insurance maintained by the Corporation. The Corporation has for many years carried directors' and officers' liability insurance coverage. The Corporation's current insurance coverage was purchased for the three year period commencing at 12:01 a.m. on December 31, 1996 and extending through 12:01 a.m. of December 31, 1999, for a three-year aggregate premium of approximately $1,786,500. This coverage, subject to a number of standard exceptions, indemnifies the directors and officers of the Corporation, whether elected or appointed, for liabilities or losses incurred in the performance of their duties up to an aggregate sum of $65,000,000. This coverage is also subject to the following deductibles: $5,000 per director or officer per claim; $50,000 for all directors and officers in the aggregate per claim; and $350,000 per loss for corporate reimbursement. The Corporation has purchased this insurance coverage from National Union Fire Insurance Company of Pittsburgh, PA.; Federal Insurance Company; and Great American Insurance Companies. No sums have been paid under this coverage to the Corporation or any directors or officers nor have any claims for reimbursement been made under this policy.

           BENEFICIAL OWNERSHIP OF THE CORPORATION'S COMMON STOCK (A)

The following table indicates the beneficial ownership of the Corporation's Common Stock as of February 6, 1997, by (1) each of the directors and nominees,
(2) the chief executive officer and the other five most highly compensated executive officers and (3) all directors, nominees and executive officers of the Corporation as a group, based upon information supplied by each of the directors, nominees and officers:


------------------------------------------------------------------------------------------------------------------------------


                                       Sole Voting                                             Total                    Director
                                        Power and       Shared Voting    Right to Acquire      Number                   Deferred
                                           Sole           Power and      Shares within 60    of Shares     Percent of     Stock
                                        Investment     Shared Invest-    Days by Exercise   Beneficially     Common     Ownership
      Name of Beneficial Owner            Power          ment Power         of Options         Owned        Stock(a)     Plan(b)
------------------------------------------------------------------------------------------------------------------------------
Pedro Aspe                                     548                                                   548       (c)          646
Robert J. Bahash                            65,910                            101,800            167,710       (c)
Joseph L. Dionne(d),(e)                    200,381          10,204            289,610            500,195       (c)
Robert E. Evanson                           12,130                             10,000             22,130       (c)
Vartan Gregorian                               895                                                   895       (c)          345
John T. Hartley                              2,480                                                 2,480       (c)          345
George B. Harvey                             1,911                                                 1,911       (c)          345
Richard H. Jenrette                            480                                                   480       (c)          345
Don Johnston                                 4,480                                                 4,480       (c)          345
Peter O. Lawson-Johnston                     4,480           5,400                                 9,880       (c)          725
  As a Trustee of a Trust(f)                                 4,000                                 4,000       (c)
Linda Koch Lorimer                           1,354                                                 1,354       (c)          345
Harold W. McGraw III                       173,109                            144,404            317,513       (c)
Robert P. McGraw                            45,489                             37,564             83,053       (c)
Barbara A. Munder                           12,330                             25,234             37,564       (c)
  As a Trustee of a Trust(f)                                 1,000                                 1,000       (c)
Lois Dickson Rice                              880                                                   880       (c)          345
Paul J. Rizzo                                2,480                                                 2,480       (c)          345
James H. Ross                                1,550                                                 1,550       (c)          345
Sidney Taurel                                1,000                                                 1,000       (c)          110
Kenneth M. Vittor                           10,963                             16,910             27,873       (c)
Alva O. Way                                  2,480                                                 2,480       (c)          345
All Directors and Executive Officers
  of the Corporation as a group   (a
  total of 26 persons, including
    those named above) (g)(h)              601,400          20,604            701,806          1,323,810       1.3%       4,206
------------------------------------------------------------------------------------------------------------------------------

(a) To the Corporation's knowledge, no person is the beneficial owner of more than 5% of the Corporation's Common Stock other than Delaware Management Company, Inc. ("Delaware Management"), which is a registered investment adviser, and which in that capacity through operating subsidiaries manages client accounts. On February 21, 1997, Delaware Management advised the Corporation by furnishing the Corporation with its Schedule 13G filed with the Securities and Exchange Commission that it beneficially owned in the aggregate 9,638,689 shares or approximately 9.69% of the outstanding Common Stock of the Corporation. Delaware Management has certified in its Schedule 13G filings that the Corporation's Common Stock was acquired in the ordinary course of business and was not acquired for the purpose of changing or influencing control of the Corporation. None of the directors, nominees or officers owns securities of the Corporation other than Common Stock. The number of shares of Common Stock outstanding on February 6, 1997 (excluding treasury shares) was 99,808,474. The percent of Common Stock is based on such number of shares and is rounded off to the nearest one percent.

(b) This amount represents the number of shares of the Corporation's Common Stock which have been credited to a bookkeeping account maintained for each non-employee director of the Corporation pursuant to the Director Deferred Stock Ownership Plan. This Plan is further described on page 8.

(c) Less than 1%.

(d) Joan F. Dionne, the wife of Joseph L. Dionne, is the beneficial owner of 11,196 shares of Common Stock. These shares have not been included in the above table.

(e) Mr. Dionne made a gift of 10,204 shares of Common Stock to a private charitable foundation. These shares have been included in the above table.

(f) The Trustee disclaims any beneficial interest in these shares.

(g) Spouses and children of some members of this group may own other shares in which the members of this group disclaim any beneficial interest and which are not included in the above table.

(h) Harold W. McGraw, Jr., Chairman Emeritus of the Corporation, is the beneficial owner of 2,476,475 shares of Common Stock, which is approximately 2.5% of the Corporation's issued and outstanding Common Stock. In addition, Anne
P. McGraw, the wife of Harold W. McGraw, Jr., is the beneficial owner of 80,000 shares of Common Stock. None of these shares has been included in the above table.

                    INFORMATION AS TO EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation of the Corporation's chief executive officer and each of the other five most highly compen-sated executive officers (the "Named Officers") for services rendered in all capacities to the Corporation in 1994, 1995 and 1996:

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                                            LONG-TERM COMPENSATION
                                        ANNUAL COMPENSATION                 ----------------------
                                        -------------------                   Awards            Payouts
           Name                                           Other       ----------------------   ----------     ALL
            and                                           Annual      Restricted  Securities   Long-Term     OTHER
         Principal                                       Compen-        Stock     Underlying   Incentive    COMPEN-
         Position           Year    Salary     Bonus     sation(a)    Awards(b)    Options     Payouts(c)    SATION
---------------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne            1996   $935,000   $908,119   $ 69,714       0           47,600     $1,326,456   $197,145(d)
  Chairman and              1995    850,000    678,181     66,144         0         39,500      1,234,935    158,698
  Chief Executive Officer   1994    800,000    739,480     63,737         0         39,500        958,056    174,607
Harold W. McGraw III        1996   $616,000   $512,820   $ 41,989         0         27,800     $  792,239   $ 93,335(d)
  President and             1995    560,000    382,973     39,430         0         23,200        734,593     89,756
  Chief Operating Officer   1994    528,500    400,904     36,113         0         23,200        488,700     82,104
Robert J. Bahash            1996   $417,000   $318,223   $ 28,660       0           18,000     $  555,393   $ 66,365(d)
  Executive Vice President, 1995    390,000    244,487     27,814         0         14,000        529,506     61,574
  Chief Financial Officer   1994    364,000    274,368     27,378         0         14,000        422,013     59,547
Robert E. Evanson(e)        1996   $350,000   $242,813   $ 10,119       0            8,000     $  126,007   $ 48,990(d)
  Executive Vice President, 1995    319,667    182,178      4,169       0            3,000        N/A         43,534
  Corporate Development     1994    273,237    163,837      1,946       0            3,000        N/A         23,864
Kenneth M. Vittor           1996   $275,000   $152,625   $  7,308       0            6,000     $   88,460   $ 33,350(d)
  Senior Vice President and 1995    229,000     92,552      4,997       0            3,000         79,600     25,807
  General Counsel           1994    178,000     58,762      4,046       0            2,000         57,015     20,479
Barbara A. Munder           1996   $241,500   $125,656   $  9,000       0            4,000     $  170,763   $ 30,715(d)
  Senior Vice President,    1995    230,000     98,308      8,573       0            4,000        161,340     29,822
  Corporate Affairs         1994    213,667    100,028      7,408       0            4,000         86,541     27,137

-------------------------------------------------------------------------------

(a) Represents dividend equivalents paid on outstanding Long-Term Restricted Performance Share Awards.

(b) The number and value of Restricted Performance Share holdings at year end was as follows:
------------------------------------------------------------

                                           1996
                              -------------------------------
                              Unearned LTIP
                               Restricted
                               Performance          Value
                                 Shares         (at $46.125)*
------------------------------------------------------------
J. L. Dionne                      52,814         $ 2,436,046
H. W. McGraw III                  31,810           1,467,236
R. J. Bahash                      21,712           1,001,466
R. E. Evanson                      7,666             353,594
K. M. Vittor                       5,536             255,348
B. A. Munder                       6,818             314,480

------------------------------------------------------------

* Based on a closing price of the Corporation's Common Stock on December 31, 1996 of $46.125.
Dividend equivalent payments equal to the dividend paid on the Corporation's Common Stock were paid in cash on Restricted Performance Shares in 1996.

(c) The 1996 payout amount is based on a fair market value of $50.0625 for the Corporation's Common Stock on February 4, 1997.
(d) For 1996, the dollar value reported in this column includes the following items:
------------------------------------------------------------

                                     1996 Company
                      Above Market   Contribution
                      Interest on     to Defined
                        Deferred     Contribution
                      Compensation       Plans        Total
------------------------------------------------------------
J. L. Dionne            $ 45,460       $ 151,685     $197,145
H. W. McGraw III          --              93,335       93,335
R. J. Bahash               5,091          61,274       66,365
R. E. Evanson             --              48,990       48,990
K. M. Vittor              --              33,350       33,350
B. A. Munder              --              30,715       30,715

------------------------------------------------------------

(e) Mr. Evanson became President of the Corporation's Higher Education and Consumer Group on September 25, 1996.

                             OPTION GRANTS IN 1996

The following table sets forth all grants of stock options made during 1996 pursuant to the 1987 and 1993 Key Employee Stock Incentive Plans to the Named Officers in the Summary Compensation Table:
--------------------------------------------------------------------------------

                                                Individual Grants
                             -------------------------------------------------------          Potential Realizable Value at
                             Number of       % of Total                                       Assumed Annual Rates of Stock
                             Securities       Options                                         Price Appreciation for Option
                             Underlying      Granted to      Exercise                                    Term(a)
                              Options       Employees in     or Base      Expiration       -----------------------------------
          Name                Granted           1996          Price          Date                5%                  10%
---------------------------------------------------------------------------------------------------------------------------
J. L. Dionne                    47,600(b)       4.82%        $43.4063     01/01/2006       $    1,299,385       $    3,292,897
H. W. McGraw III                27,800(b)       2.81%        $43.4063     01/01/2006       $      758,884       $    1,923,162
R. J. Bahash                    18,000(b)       1.82%        $43.4063     01/01/2006       $      491,364       $    1,245,213
R. E. Evanson                    8,000(b)       0.81%        $43.4063     01/01/2006       $      218,384       $      553,428
K. M. Vittor                     6,000(b)       0.61%        $43.4063     01/01/2006       $      163,788       $      415,071
B. A. Munder                     4,000(b)       0.40%        $43.4063     01/01/2006       $      109,192       $      276,714
All Shareholders                   N/A            N/A             N/A            N/A       $2,738,634,943(c)    $6,940,239,483(c)
All Optionees                  988,200           100%        $43.4778(d)         (d)       $   27,020,353       $   68,474,750
Optionees' Gain as % of
All Shareholders' Gain             N/A            N/A             N/A            N/A                0.99%                0.99%

--------------------------------------------------------------------------------

(a) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by the Securities and Exchange Commission for the maximum option term of 10 years and therefore are not intended to and may not accurately forecast possible future appreciation, if any, of the Corporation's Common Stock price.

(b) The awards, which were granted pursuant to the 1993 Key Employee Stock Incentive Plan, were for nonqualified stock options and provide that one-half of the option vests on January 2, 1997, the first anniversary of the grant, and the remaining one-half vests on January 2, 1998, the second anniversary of the grant. In the event of a change in control of the Corporation, the option becomes fully vested.

(c) The amount shown represents the hypothetical return to all shareholders of the Corporation's Common Stock assuming that all the shareholders purchased the Corporation's Common Stock at the close of business on January 2, 1996 at a purchase price of $43.48, the average price for all optionees, and that all shareholders hold the Common Stock continuously for a ten-year period. The number of outstanding shares of Common Stock on January 2, 1996 was 100,323,648. The hypothetical return presented is not intended as a projection of the future performance of the Corporation's Common Stock, but rather is provided for illustrative purposes only.

(d) Expiration dates range from January 1, 2006 through September 23, 2006. $43.48 represents the average exercise price of the grants to all optionees. All grants were made at the fair market value of the Corporation's Common Stock at the time of the grant.

       AGGREGATE OPTION EXERCISES IN 1996 AND 1996 YEAR-END OPTION VALUES

The following table sets forth information with respect to options exercised by each of the Named Officers during 1996 and the number and value of unexercised options as of December 31, 1996:

--------------------------------------------------------------------------------

                                                        Number of Securities
                                                       Underlying Unexercised         Value of Unexercised
                                                             Options at               In-the-Money Options
                                                          December 31, 1996         at December 31, 1996(a)
                        Shares Acquired    Value     ---------------------------   --------------------------
         Name             on Exercise     Realized   Exercisable   Unexercisable   Exercisable  Unexercisable
-------------------------------------------------------------------------------------------------------------
J. L. Dionne                 10,210       $146,450     246,060         67,350      $3,827,478     $ 377,519
H. W. McGraw III                560          7,753     118,904         39,400       1,842,175       221,305
R. J. Bahash                  6,408        100,808      85,800         25,000       1,341,861       136,875
R. E. Evanson                     0              0       4,500          9,500          55,313        40,594
K. M. Vittor                  1,240         17,941      13,784          7,500         209,070        35,156
B. A. Munder                      0              0      21,234          6,000         322,683        36,000
-------------------------------------------------------------------------------------------------------------

(a) Based on a closing price of the Corporation's Common Stock on December 31, 1996 of $46.125 as reported on the New York Stock Exchange Composite Transactions Tape.

                    LONG TERM INCENTIVE PLAN AWARDS IN 1996

The following table sets forth information concerning long-term incentive awards granted during 1996 to the Named Officers pursuant to the 1993 Key Employee Stock Incentive Plan:

--------------------------------------------------------------------------------

                                                                                       Estimated Future Payout
                                                                                  Under Non-Stock Price Based Plans
                                                                                  ---------------------------------
                                         Number of          Performance Period    Threshold    Target      Maximum
                                        Restricted                Until           Number of   Number of   Number of
              Name                 Performance Shares(a)   Maturation or Payout    Shares      Shares      Shares
---------------------------------  ---------------------   --------------------   ---------   ---------   ---------
J. L. Dionne                           16,156 shares              3 Years           3,231       16,156      24,234
H. W. McGraw III                        9,934 shares              3 Years           1,987        9,934      14,901
R. J. Bahash                            6,450 shares              3 Years           1,290        6,450       9,675
R. E. Evanson                           4,192 shares              3 Years             838        4,192       6,288
K. M. Vittor                            2,562 shares              3 Years             512        2,562       3,843
B. A. Munder                            2,086 shares              3 Years             417        2,086       3,129
-------------------------------------------------------------------------------------------------------------------

(a) Restricted Performance Share Awards pursuant to the 1993 Key Employee Stock Incentive Plan with payment in the Corporation's Common Stock based upon the degree of achievement of a three-year cumulative compound earnings per share growth goal ("the EPS goal") maturing on December 31, 1998. The awards do not provide for interim payments (other than the payment of dividend equivalents). The threshold amount will be earned at the achievement of 60% of the EPS goal, the target amount will be earned at the achievement of 100% of the EPS goal and the maximum award amount will be earned at the achievement of 120% or more of the EPS goal. The Awards will be forfeited if the achievement is less than 60% of the EPS goal. The Restricted Performance Shares are entitled to dividend equivalent payments and voting rights comparable to the Corporation's Common Stock based upon the target number of shares awarded.

In the event of a change in control of the Corporation, all of the financial goals are deemed to have been satisfied, and the recipient will receive the target amount no later than the normal maturity date of the award.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

Set forth below is a graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's Common Stock with the cumulative total return of the S&P Composite 500 Stock Index and the cumulative total return for a group of peer companies for the five-year period commencing on January 1, 1992 and ending on December 31, 1996.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

     AMONG THE MCGRAW-HILL COMPANIES, S&P 500 INDEX AND PEER GROUP INDEX**
                           THROUGH DECEMBER 31, 1996

       MEASUREMENT PERIOD
     (FISCAL YEAR COVERED)          MCGRAW-HILL         S&P 500          PEER GROUP
1991                                           100               100               100
1992                                           111               108               110
1993                                           127               118               126
1994                                           130               120               118
1995                                           174               165               151
1996                                           190               203               176

Assumes $100 Invested on December 31, 1991 in The McGraw-Hill Companies Common Stock, S&P 500 Index and Peer Group Index

 * Total return assumes reinvestment of dividends.

** Companies comprising the Peer Group: Dow Jones & Company, Inc., The Dun &
   Bradstreet Corporation, Gannett Co., Inc., Houghton Mifflin Company, Knight-Ridder Inc., Meredith Corporation, The New York Times Company, The Times Mirror Company, and Tribune Company. One of the members of the Peer Group, The Dun & Bradstreet Corporation ("D&B"), spun-off two subsidiaries in November 1996, as a result of which shareholders of the original D&B ("Old D&B") became holders of shares in reorganized D&B ("New D&B") and in each of the spun-off subsidiaries (the "Spin-Offs"). In calculating the total shareholder return for D&B, the shares of the Spin-Offs received by the Old D&B shareholders were deemed to be reinvested in shares of New D&B.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

INTRODUCTION

The McGraw-Hill Companies' executive compensation program (the "Program") is administered by the Compensation Committee of the Board of Directors (the "Committee") which is composed of the individuals listed below who are independent non-employee directors of the Corporation. The Committee has sole responsibility for all compensation matters with respect to the Corporation's senior management. The Committee regularly reports to the Board of Directors on its activities and decisions and meets in executive session with all non-employee directors at year end to review the CEO's performance and compensation.

PHILOSOPHY

The Program has been designed to enable the Corporation to attract, motivate and retain senior management by providing a fully competitive total compensation opportunity based on performance. The Program consists of three key elements:
(1) base salaries which reflect competitive marketplace data and evaluated individual performance; (2) annual incentive opportunities which are payable for the achievement of annual financial performance goals established by the Committee; and (3) long-term stock-based incentive opportunities consisting of annual grants of restricted performance shares, which are payable for the achievement of three-year financial performance goals established by the Committee, and annual stock option grants. The stock-based incentive opportunities are intended to align the interests of senior management with those of the Corporation's shareholders. The Corporation's executive compensation program is structured so that at higher management levels a larger portion of annual compensation is variable, based on company performance, and a larger portion of total compensation is composed of stock-based compensation. Approximately two-thirds of Mr. Dionne's total compensation package is at risk depending upon the Corporation's performance.

The Committee's policy with respect to the tax deductibility of executive compensation under Section 162(m) of the Internal Revenue Code is to qualify such compensation for deductibility where practicable. In this regard, the Corporation is presenting an amended version of the 1993 Key Employee Stock Incentive Plan to shareholders for approval at this year's Annual Meeting. The Plan has been amended to fully comply with the requirements of Section 162(m) and, as such, all stock options granted and restricted performance shares earned under the Plan are expected to be tax deductible by the Corporation when paid.

Following is a discussion of each of the elements of the Program and a description of the specific decisions and actions taken by the Committee with regard to 1996 compensation for the CEO.

PROGRAM COMPETITIVENESS

Each element of the Program is intended to be fully competitive with comparable elements of competitor companies in the publishing, information and media industry. Base salaries are determined within the framework of position responsibility, individual performance and the external market place. Competitive market data are derived annually using a third-party consultant survey of the publishing, information and media industry, which includes reported data from companies in the peer group index of the Performance Graph (the "Peer Group").

The annual incentive award opportunities are established by the Committee based on recommendations developed by an independent compensation consulting firm selected by the Committee. These recommended incentive opportunities are competitive with median levels of competitor incentive opportunities using available incentive opportunity data for the competitor companies included in the Peer Group and incentive opportunity data from a third-party media industry compensation survey of other publishing, information and media companies.

The long-term incentive grant guidelines provide competitive long-term compensation opportunities in the form of restricted performance share and stock option grants. The grant guidelines for these awards are derived from general industry long-term incentive grant data and are adjusted by an independent compensation consultant to reflect median long-term incentive grant practices of publishing, information and media industry companies including those in the Peer Group. Further, these grant guidelines are established on a regular basis by the Committee and are anticipated to remain in effect for multiple-year periods until reviewed and reset by the Committee.

ANNUAL SALARY AND INCENTIVE
COMPENSATION

Annual compensation for senior management consists of base salary and the annual incentive awards earned under the Key Executive Short-Term Incentive Compensation Plan. The base salaries for senior executives other than the CEO are recommended by Mr. Dionne and are reviewed and approved by the Committee.

Target awards established under the Key Executive Short-Term Incentive Compensation Plan are expressed as a percentage of each participant's base salary. Mr. Dionne's target annual incentive award for 1996 was 70% of salary. The maximum payment opportunity was set at 200% of the annual target award. Payment of the annual incentive awards for Mr. Dionne and the other executives named in the Summary Compensation Table was based on the Corporation's performance in relation to minimum, target and maximum earnings per share goals which were approved by the Committee at the beginning of the plan year. Each year, the Committee establishes annual performance goals which, in its view, represent a significant achievement in relation to the general outlook and prospects for publishing, information and media companies during the coming year and the Corporation's prior performance.

LONG-TERM INCENTIVE COMPENSATION

The long-term incentive compensation program for senior management consists of two types of annual stock awards: restricted performance shares and stock options. Restricted performance shares are granted annually under Committee-approved grant guidelines which relate the size of the awards to salary or salary range midpoints. The grant guideline for Mr. Dionne is 75% of salary. The awards vest at the end of a three-year award cycle within a range of 20% to 150% of the shares awarded based on the achievement of minimum, target and maximum cumulative compound earnings per share growth goals which are established by the Committee at the beginning of the award cycle. These restricted performance share awards are subject to forfeiture if the minimum performance goal is not attained, or if a participant's employment is terminated for certain reasons before the shares become vested. During the award cycle, participants receive dividend equivalent payments on the shares and have the right to vote the awarded shares.

The second component of the long-term incentive award program consists of stock options which provide participants with the right to purchase shares of The McGraw-Hill Companies Common Stock at its market value on the date of grant. These grants are awarded under Committee-approved guidelines which relate the number of shares to salary grade levels and individual performance considerations for senior management. Each stock option grant becomes exercisable in two equal annual installments commencing one year after grant, and each grant has a ten-year maximum term.

1996 CEO COMPENSATION AND COMPANY PERFORMANCE

Mr. Dionne's base salary is reviewed annually by the Committee which considers competitive CEO base salary information from the Peer Group companies, Mr. Dionne's individual performance and contributions since his last review, and the merit increase guidelines in effect for other salaried employees during this period. Effective January 1, 1996, the Committee increased Mr. Dionne's base salary by 10% to $935,000, based on its review and assessment of the factors and criteria described above.

In January 1996, the 1996 stock-based long-term incentive awards were granted to Mr. Dionne and the other named executives in accordance with the Committee-approved grant guidelines. Mr. Dionne's 1996 stock-based awards consist of 16,156 restricted performance shares which will mature on December 31, 1998, subject to the achievement of the Committee-approved earnings per share performance goals established for this award, and 47,600 stock option shares. These awards are disclosed in the Long-Term Incentive Plan Awards Table and the Option Grants Table along with the 1996 awards to the other named executives.

Despite economic unevenness in some of The McGraw-Hill Companies' markets, 1996 was a successful year. Revenue for 1996 increased to $3.1 billion. Earnings per share for the year which included the gain on the sale of Shepard's were $4.96 versus $2.28 for 1995.

In early 1997, the Committee reviewed and approved the 1996 annual incentive award payments for Mr. Dionne and the other named executives under the Key Executive Short-Term Incentive Compensation Plan. These payments are shown in the Bonus column of the Summary Compensation Table. For purposes of determining the 1996 short-term and the 1994 long-term incentive payments, the Committee adjusted reported 1996 Earnings Per Share to exclude the gain realized by the Corporation on the sale of Shepard's and the unfavorable impact of the one-time charge associated with the cost to integrate the McGraw-Hill Companies College business with the Times Mirror Higher Education operations and the negative seasonal impact of the Shepard's divestiture and the Times Mirror acquisition. Based on the adjusted earnings per share for 1996, as measured against the earnings per share payment goal established by the Committee at the beginning of the plan year, the earned incentive payments to the participants were equal to 138.75% of target opportunity which resulted in a 1996 short-term incentive payment to Mr. Dionne of $908,119.

In early 1997, the Committee also reviewed and approved the degree of achievement and award payments to Mr. Dionne and the other named executives under the cumulative compound earnings per share growth goal established for the 1994 Long-Term Restricted Performance Share Award which matured on December 31, 1996. The adjusted cumulative compound earnings per share growth for the three-year award cycle exceeded the maximum 150% payment goal established by the Committee for this Award. As a result, Mr. Dionne received a share payment of 26,496 shares representing 150% of his target award. The dollar value of Mr. Dionne's 1994 Long-Term Restricted Performance Share Award payout is shown in the LTIP Payout column of the Summary Compensation Table.

CLOSING STATEMENT

The Committee believes that the caliber and motivation of the Corporation's key employees and the quality of their leadership makes a significant difference in the long-term performance of the Corporation. The Committee further believes that compensation should vary with the Corporation's financial performance so that executives are well rewarded when performance meets or exceeds standards established by the Committee, and commensurately, there should be comparable downside risks to compensation when performance does not meet these standards.

In its view, the Committee believes that The McGraw-Hill Companies' executive compensation program is meeting and fulfilling the goals contained in the Program's philosophy.

The foregoing report has been furnished on behalf of the Board of Directors by the members of its Compensation Committee

  Paul J. Rizzo (Chairman)
  John T. Hartley
  Don Johnston
  Peter O. Lawson-Johnston
  Lois Dickson Rice

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised of Ms. Lois Dickson Rice and Messrs. John T. Hartley, Don Johnston, Peter O. Lawson-Johnston and Paul J. Rizzo.

Mr. Joseph L. Dionne, the Corporation's Chairman and Chief Executive Officer, is a director of and chairman of the compensation committee of The Equitable Companies Incorporated and The Equitable Life Assurance Society of the United States. Mr. Richard H. Jenrette was until February 14, 1996 Chairman, Chief Executive Officer and a director of The Equitable Companies Incorporated and The Equitable Life Assurance Society of the United States, as well as being a director of The McGraw-Hill Companies.

                        DEFINED BENEFIT RETIREMENT PLANS

The officers named in the Summary Compensation Table are entitled to retirement benefits under three defined benefit plans maintained by the Corporation: the Employee Retirement Plan ("ERP"), the Employee Retirement Plan Supplement ("ERP Supplement") and the Senior Executive Supplemental Death, Disability and Retirement Benefits Plan (the "Supplemental Benefits Plan"), except that Ms. Munder and Messrs. Evanson and Vittor participate in ERP and ERP Supplement and do not participate in the Supplemental Benefits Plan. Under the Supplemental Benefits Plan, a participant is entitled to receive upon normal retirement at age 65, an annual retirement benefit equal to 55% of the participant's highest rate of annual base salary and highest target opportunity under the Key Executive Short-Term Incentive Compensation Plan during the 36-month period before retirement, reduced by the participant's annual retirement benefits under ERP and ERP Supplement, the annual annuity value of a hypothetical savings account, the participant's annual retirement benefit under pension plans of any previous employers and the participant's annual Social Security retirement benefit.

ERP provides participants with retirement benefits based upon career compensation. These benefits are subject to limitation under certain provisions of the Internal Revenue Code. Prior to July 1, 1986, ERP required participants to make contributions to said Plan. Subsequent to July 1, 1986, ERP was amended so that the Corporation is to make all of the required contributions to the Plan and participants are no longer required to make contributions thereto. In addition, effective as of January 1, 1989, the benefit formula for service after December 31, 1988 was amended to be 1.4% of each year's earnings for participants age 45 with five years of continuous service as of June 30, 1986 and whose age and service totalled at least sixty, and 1.0% of each year's earnings for other participants, and the vesting schedule of ERP was amended to provide that participants are 100% vested after completion of five years of continuous service with the Corporation. Under ERP Supplement, participants are provided with retirement benefits which would have been provided under ERP except for the limitations imposed by the Internal Revenue Code.

The following table sets forth the annual benefits under ERP, ERP Supplement and the Supplemental Benefits Plan (computed based on a straight life annuity) payable upon retirement at age 65 to each of the Named Officers based upon the Corporation's contributions and the executive's 1996 compensation (salary and 1996 target opportunity under the Key-Executive Short-Term Incentive Compensation Plan for purposes of the Supplemental Benefits Plan), which are not subject to any deduction for Social Security benefits:

                         ANNUAL RETIREMENT BENEFIT FROM
                            CORPORATE CONTRIBUTIONS
--------------------------------------------------------------------------------

                                                                                 Supplemental
                                                                 ERP and           Benefits
                            Name                              ERP Supplement         Plan           Total
------------------------------------------------------------  --------------     ------------     ---------
Joseph L. Dionne                                                 $255,000          $427,000       $ 682,000
Harold W. McGraw III                                             $199,000          $100,000       $ 299,000
Robert J. Bahash                                                 $125,000          $ 81,000       $ 206,000
Robert E. Evanson                                                $ 35,000          $      0       $  35,000
Kenneth M. Vittor                                                $ 94,000          $      0       $  94,000
Barbara A. Munder                                                $ 69,000          $      0       $  69,000

--------------------------------------------------------------------------------

Pursuant to the Supplemental Benefits Plan, in the event of involuntary termination of employment without cause or resignation of employment by the employee for good reason within two years after a change of control of the Corporation, or resignation by the employee for any reason during the 30 day period following the first anniversary of such change of control, participants shall receive a lump sum payment actuarially equivalent to the monthly retirement benefit they would have received based upon from 44% to 55% of their final monthly earnings and target opportunity under the Key Executive Short-Term Incentive Compensation Plan, depending upon their age at the date of termination. The Supplemental Benefits Plan is administered by the Compensation Committee of the Board of Directors, which Committee approves participants who are recommended by the Corporation's Chief Executive Officer.

SENIOR EXECUTIVE SEVERANCE PLAN

Effective January 28, 1987, the Board of Directors adopted the Senior Executive Severance Plan, which Plan provides that if the employment of a participating senior executive of the Corporation is involuntarily terminated without cause or the executive resigns for good reason, the executive shall receive a minimum severance payment of 12 months base salary and a maximum severance payment of 24 months base salary, the actual amount of severance to be based upon 1.6 multiplied by the number of years of continuous service with the Corporation. In addition, each participant shall continue to participate in the Corporation's retirement, life, medical and other insurance benefit plans and programs during the period the participant receives severance payments, or in lieu thereof, each participant shall receive an additional cash payment equal to 10% of the severance amount. The receipt of payments by participants pursuant to the Senior Executive Severance Plan is in lieu of receiving benefits pursuant to the Corporation's regular separation allowance plan, which plan is applicable to all full-time employees of the Corporation. On September 28, 1988 the Plan was amended to provide that benefits will be payable to participants who voluntarily terminate their employment within a 30 day period one year after a change in control of the Corporation has occurred. The Senior Executive Severance Plan is administered by the Compensation Committee of the Board of Directors, which Committee approves participants who are recommended by the Corporation's Chief Executive Officer.

Ms. Munder and Mr. Vittor do not participate in the Senior Executive Severance Plan. In lieu thereof, these officers participate in the Executive Severance Plan. The Executive Severance Plan is similar to the Senior Executive Severance Plan except that the minimum severance payment is 9 months base salary and the maximum severance payment is 18 months base salary, with the actual amount of severance to be based on 0.9 multiplied by the number of years of continuous service with the Corporation.

                     2.   AMENDMENTS TO AND RESTATEMENT OF
                     1993 KEY EMPLOYEE STOCK INCENTIVE PLAN

On February 24, 1993, the Board of Directors unanimously adopted the 1993 Key Employee Stock Incentive Plan (the "Plan"), which was approved by the Corporation's shareholders on April 28, 1993. The corporate purpose underlying the Plan is to provide an opportunity for selected key employees of the Corporation to acquire a proprietary interest in the Corporation, thereby furnishing added incentive to contribute to the Corporation's future success and prosperity, and thus enhance the value of the Corporation for the benefit of the shareholders. The Board believes that the Plan improves the Corporation's ability to attract and retain individuals of exceptional ability and talent upon whom the sustained growth and profitability of the Corporation in large measure depend.

On December 4, 1996, the Board of Directors approved the amendment and restatement of the Plan, subject to shareholder approval, to provide for, among other items, the following principal changes:

- The terms of the Plan approved in 1993 initially reserved and made available for distribution thereunder 4,600,000 shares (after giving effect to a 2-for-1 stock split distributed on April 26, 1996). As of March 13, 1997, approximately 1,780,000 shares remained available for issuance in connection with future grants. As a result of the limited number of remaining shares, the Board of Directors believes it is appropriate at this time to reserve and make available for distribution thereunder additional shares for future awards in the amount of 4.9% of the Corporation's outstanding common shares as of March 13, 1997.

- The Plan as amended and restated will specify performance criteria and limits for certain grants. These amendments are intended to meet the requirements of
  Section 162(m) of the Internal Revenue Code ("Section 162(m)") and will enable the Corporation to continue to deduct for tax purposes certain compensation paid to the Corporation's chief executive officer ("CEO") and the highest compensated executives other than the CEO named in the proxy statement (the "covered executives").

The full text of the Plan, as amended and restated, is attached to this Proxy Statement as Exhibit A. The principal features of the Plan and the proposed amendments are described below, but such description is qualified in its entirety by reference to the text. The amendments will not become effective unless shareholder approval is obtained.

As part of its previously announced share repurchase program, the Corporation currently intends to continue its practice of minimizing the dilutive effect of the Plan and other stock-based programs through the acquisition of shares to offset share issuances. Since April 1, 1996 the Corporation has purchased 1,362,900 shares and is currently authorized to purchase an aggregate of 4,000,000 shares of Common Stock.

SUMMARY OF PLAN

The Plan permits the granting of any or all of the following types of awards:
(i) stock options, including incentive stock options ("ISOs") and non-qualified stock options; (ii) stock appreciation rights ("SARs"), including limited stock appreciation rights; (iii) restricted stock; and (iv) other awards valued in whole or in part by reference to, or otherwise based upon, the Common Stock of the Corporation ("other stock-based awards"). The aggregate number of shares of stock which may be awarded or granted under the Plan beginning on or after April 30, 1997 for restricted stock and other stock-based awards may not exceed, after the amendments hereof take effect, 33% of the total number of shares available for awards or grants under the Plan on April 30, 1997. There is no comparable restriction on the aggregate number of shares of stock that may be awarded or granted under the Plan for stock options and SARs.

The Plan is administered by the Compensation Committee of the Board of Directors. The Committee has the authority to select employees to whom awards are to be granted, to determine the types of awards and the number of shares covered thereby, and to establish the terms, conditions and provisions of such awards. The Committee has the authority to interpret the Plan and to establish, amend and repeal administrative rules and regulations relating to the Plan, and to otherwise supervise the overall administration of the Plan. Officers and other key employees of the Corporation and its subsidiaries and affiliates are eligible to be participants under the Plan; provided, however, no outside director of the Corporation or member of the Compensation Committee shall be eligible to participate in the Plan. As of March 22, 1997, approximately 350 officers and key employees were eligible to participate in the Plan.

With respect to the unexercised portion of any lapsed or canceled options or if any shares of stock that are subject to a restricted stock or other stock based award are forfeited, such shares shall again be available for distribution in connection with future grants and awards under the Plan. The Plan shall operate in addition to the Corporation's existing executive benefit plans and programs. In particular, grants pursuant to the 1987 Key Employee Stock Incentive Plan shall continue to be made.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Common Stock, an appropriate adjustment shall be made in the aggregate number of shares which may be distributed under the Plan, in the number and option price of shares subject to outstanding options, and in the number of shares subject to other outstanding awards as the Compensation Committee shall determine.

STOCK OPTIONS

The Plan provides that the option price pursuant to which Common Stock may be purchased shall be fixed by the Compensation Committee, but shall not be less than 100% of the fair market value of the Corporation's Common Stock on the date the option is granted. The term of each option shall be fixed by the Compensation Committee; however, no option shall be exercisable more than ten years after grant. Payment of the purchase price shall be in cash or if permitted by the Committee through delivery of shares of Common Stock having a fair market value equal to the purchase price, or by a combination of cash and Common Stock. Unless otherwise determined by the Committee, if a participant's employment with the Corporation is terminated, except for cause, a stock option may generally be exercised for six months after termination. In the event of retirement, disability or death of a participant, any stock option may be exercised for a specified period of time after such event as set forth in the Plan.

STOCK APPRECIATION RIGHT

The Compensation Committee has the right to grant SARs in conjunction with all or any part of a stock option. Upon the exercise of a SAR, the holder shall be entitled to receive the excess of the fair market value of the shares for which the SAR is exercised over the option price of the related stock option. Payment by the Corporation upon such exercise shall be in cash or in Common Stock of the Corporation, or a combination of cash and Common Stock, as the Committee shall determine. Upon the exercise of a SAR, the stock option to which such SAR is related shall be deemed to have been exercised.

RESTRICTED STOCK

The Plan permits the Compensation Committee to make awards of restricted stock. The Committee shall determine the time or times within which the restricted stock shall be subject to forfeiture, and all of the other terms and conditions of the grant. Recipients of restricted stock are not required to provide consideration to the Corporation, other than the rendering of services.

Restricted stock may not be sold by the recipient during the forfeiture period determined by the Committee. The participant shall have with respect to restricted stock all of the rights of a shareholder of the Corporation, including the right to vote such shares and the right to receive dividends. Subject to certain exceptions set forth in the Plan, upon termination of employment during the restriction period, all shares still subject to restriction shall be forfeited by the participant.

OTHER STOCK-BASED AWARDS

The Compensation Committee shall have the authority under the Plan to make awards of stock that are valued in whole or in part by reference to, or are otherwise based upon, the Common Stock of the Corporation, including but not limited to restricted performance shares and freestanding SARs. Each stock-based award shall be confirmed by and shall be subject to the terms of an agreement executed by the participant and the Corporation. The terms and conditions of said award shall be specified in said agreement and shall be determined at the discretion of the Committee. An award may include the right by a participant to receive, either currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award.

AMENDMENTS TO THE PLAN

The Plan may be amended by the Board of Directors, except that without the approval of the shareholders, the Board may not adopt any amendment which requires shareholder approval under Section 162(m) and the securities laws.

CHANGE IN CONTROL

The Plan provides that in the event of a change in control of the Corporation, all SAR's outstanding and all stock options granted shall become fully exercisable and vested. Except as otherwise provided in an agreement of grant, the restriction and deferral limitations applicable to any grants of restricted stock and other stock-based awards shall lapse and such shares shall be fully vested, and all outstanding stock options, SARs, restricted stock and other stock-based awards shall be cashed out.

TAX ASPECTS OF THE PLAN

The Corporation believes that under present law the following are the federal tax consequences generally arising with respect to awards granted under the Plan. The grant of an option or SAR will create no tax consequences for an optionee or the Corporation. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Corporation will receive no deduction when an ISO is exercised. Upon exercising an option (other than an ISO) or a SAR, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise, and the Corporation will be entitled to a deduction for the same amount. The treatment of an optionee's disposition of shares acquired through the exercise of an option depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO, or by exercising a non-qualified option or a SAR. Generally, there will be no tax consequences to the Corporation in connection with a disposition of shares acquired under an option, except that the Corporation may be entitled to a deduction in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

With respect to awards of restricted stock or other stock-based awards granted under the Plan which are either transferable or not subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the fair market value of the shares received, and the Corporation will be entitled to a deduction for the same amount. With respect to awards that are restricted as to transferability and subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the fair market value of the shares received at the time the shares become transferable or are not subject to substantial risk of forfeiture, whichever occurs earlier, and the Corporation would be entitled to a deduction for the same amount.

THE PROPOSED AMENDMENTS

ADDITIONAL SHARES. The terms of the Plan approved in 1993 initially reserved and made available for distribution thereunder 4,600,000 shares (after giving effect to a 2-for-1 stock split distributed on April 26, 1996). As of March 13, 1997, approximately 1,780,000 shares remained available for issuance in connection with future grants. As a result of the limited number of remaining shares, the Board of Directors believes it is appropriate at this time to reserve and make available for distribution thereunder additional shares for future awards in the amount of 4.9% of the Corporation's outstanding common shares as of March 13, 1997. As of March 13, 1997, 4.9% of such outstanding shares was equal to approximately 4,895,500 shares. The awards provided by the Plan are designed to align key employee and shareholder interests and to enable the Corporation to attract, motivate and retain experienced and highly qualified individuals. The closing price of the

Corporation's Common Stock on March 13, 1997 was $50.88.

SECTION 162(M). Section 162(m) limits the Corporation's tax deduction to $1 million per year for certain compensation paid to each of the Corporation's covered executives. This limitation does not apply to "performance-based compensation." Options and SARs may qualify as performance-based compensation if shareholders approve a maximum limit on the number of shares underlying such awards that may be granted to any participant over a specified period. Other awards may qualify as performance-based compensation if payment under such awards is made (i) on account of the achievement of one or more objective performance goals established by a compensation committee consisting exclusively of two or more outside directors, (ii) pursuant to certain terms approved by shareholders, including the maximum amount payable to any individual and performance goals to be used, and (iii) following certification by such a compensation committee that the performance goals and other material conditions precedent to payment have been satisfied.

Accordingly, the Board of Directors is seeking shareholder approval of amendments to the Plan to permit the Corporation to continue to deduct for tax purposes compensation paid to covered executives under awards that qualify as performance-based compensation ("Qualifying Awards").

The amendments provide that two types of Qualifying Awards may be granted under the Plan. The first type is stock options and SARs. No participant may be granted in any 60-month period beginning on or after April 30, 1997 stock options (including stock options granted in tandem with a SAR) under the Plan which, in the aggregate, cover more than 500,000 shares of the Corporation's Common Stock.

The second type includes performance grants and any other award (other than options and SARs) whose payment is conditioned upon the attainment of the performance objectives for the performance goals established by the Committee for a performance cycle in accordance with the provisions of Section 162(m). More than one performance goal may apply to a given performance cycle and payments may be made for a given performance cycle based upon the attainment of the performance objectives for any of the performance goals applicable to that cycle. The duration of a performance cycle shall be determined by the Committee, and the Committee shall be authorized to permit overlapping or consecutive performance cycles. The performance goals that may be selected by the Committee for a performance cycle include any of the following: earnings per share, net income, net operating income, pretax profit, revenue growth, return on sales, return on equity, return on assets, return on investment, total return to shareholders, and cash flow, each of which may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, acquired businesses, minority investments, partnerships or joint ventures. The Committee shall have the discretion, by participant and by award, to reduce (but, in the case of Qualifying Awards only, not to increase) some or all of the amount that would otherwise be payable under the award by reason of the satisfaction of the performance objectives set forth in the Qualifying Award.

For any performance cycle with a duration of 36 months, no participant may receive Qualifying Awards covering more than 50,000 shares of stock or which provide for the payment for such performance cycle of more than 50,000 shares of stock (or cash amounts based on the value of more than 50,000 shares of stock). For a performance cycle that is longer or shorter than 36 months, the maximum limits set forth in the previous sentence shall be adjusted by multiplying such limit by a fraction, the numerator of which is the number of months in the performance cycle and the denominator of which is 36.

OTHER MATERIAL AMENDMENTS. Aggregate limits on Restricted Stock and Other Stock-Based Awards. The aggregate number of shares to be awarded or granted by the Corporation under the Plan beginning on or after April 30, 1997 for restricted stock and other stock-based awards shall not exceed 33% of the shares of stock available for awards or grants of stock by the Corporation under the Plan as of April 30, 1997. The current limitation in the Plan is 49%. There shall be no comparable limitation, however, on the aggregate number of shares awarded or granted by the Corporation under the Plan for stock options or SARs.

Transferability of Options. An amendment to the Plan enables the Committee, in its discretion, to grant options that are transferable by the optionee. In the absence of such specific Committee action, options will continue to be non-transferable.

Restricted Stock Minimum Restriction Period. Unless otherwise determined at or after grant by the Committee, shares of restricted stock shall not vest prior to the first anniversary of the granting of such restricted stock.

Because the amounts to be received under the 1993 Key Employee Stock Incentive Plan can only be determined with precision in the future, the table below shows the grants that were made in early 1997 for the named executive officers; for all current executive officers, as a group; for all current directors who are not executive officers, as a group; and for all employees, including all current officers who are not executive officers, as a group.
--------------------------------------------------------------------------------

                                                                                                    OTHER STOCK-BASED
                                                                 OPTION AWARDS                      AWARDS: LONG-TERM
                                                          ----------------------------           RESTRICTED PERFORMANCE
                                                                              Shares                    SHARES(2)
                                                          Exercise or       Underlying         ---------------------------
                                                          Base Price         Options             Dollar
                         Name                              Per Share         Granted            Value(1)        Shares(#)
--------------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne                                            $45.625            47,600          $  776,264          17,014
  Chairman and
  Chief Executive Officer
Harold W. McGraw III                                         45.625            26,000             466,196          10,218
  President and
  Chief Operating Officer
Robert J. Bahash                                             45.625            16,000             290,540           6,368
  Executive Vice President,
  Chief Financial Officer
Robert E. Evanson                                            45.625             8,000             197,602           4,331
  Executive Vice President,
  Corporate Development
Kenneth M. Vittor                                            45.625             6,000             135,004           2,959
  Senior Vice President and
  General Counsel
Barbara A. Munder                                            45.625             4,000              95,995           2,104
  Senior Vice President,
  Corporate Affairs
All current executive officers, as a group                   45.625           125,700           2,338,418          51,253
All current directors who are not executive officers,
  as a group                                                 45.625             6,000             156,996           3,441
All nominees herein for election as directors                    --                 0                  --               0
All employees, including all current officers who are
  not executive officers, as a group                         45.625           901,800           9,080,424         199,023

--------------------------------------------------------------------------------
(1) Based on the average of the high and low trading prices of the Corporation's Common Stock on January 2, 1997 of $45.625.
(2) Actual amount earned may be less than, equal to, or greater than the amount shown depending upon the Corporation's performance during 1997 to 1999.

APPROVAL AND RELATED MATTERS

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock and $1.20 Convertible Preference Stock, voting together as a single class, is required to approve the Plan.

The following resolution will be offered by the Board of Directors at the Annual
Meeting:

     RESOLVED: That the Amended and Restated 1993 Key Employee Stock Incentive Plan in the form of Exhibit A as appended to this Proxy Statement be, and hereby is, authorized, approved and adopted.

THE BOARD OF DIRECTORS' RECOMMENDATION

Your Board recommends that you vote FOR this resolution. Unless otherwise specified by the shareholder, the Board intends the accompanying proxy to be voted for this resolution.

            3.   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

During the year ended December 31, 1996, Ernst & Young LLP audited the consolidated financial statements of the Corporation and its subsidiaries.

The Board of Directors, after receiving a favorable recommendation from the Audit Committee, has again selected Ernst & Young LLP to serve as the Corporation's independent auditors for 1997. Although not required to do so, the Board is submitting the selection of this firm for ratification by the Corporation's shareholders to ascertain their views. Ernst & Young LLP has advised the Corporation that it has no direct, nor any material indirect, financial interest in the Corporation or any of its subsidiaries. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and such representative will be available to respond to appropriate questions.

The following resolution will be offered by the Board of Directors at the Annual
Meeting:

     RESOLVED: That the selection by the Board of Directors of Ernst & Young LLP as independent auditors for this Corporation and its subsidiaries for 1997 be, and hereby is, ratified and approved.

THE BOARD OF DIRECTORS' RECOMMENDATION

Your Board recommends that you vote FOR this resolution. Unless otherwise specified by the shareholder, the Board intends the accompanying proxy to be voted for this resolution.

                               4.   OTHER MATTERS

The Board of Directors knows of no other matters which may properly be brought before the Annual Meeting. However, if other matters should properly come before the Meeting, it is the intention of those named in the solicited proxy to vote such proxy in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR 1998

Shareholder proposals which may be submitted for inclusion in the Corporation's proxy statement and form of proxy for the 1998 Annual Meeting of Shareholders must be received by the Corporation at its principal executive offices, 1221 Avenue of the Americas, New York, New York 10020, on or before November 21, 1997. Such proposals when submitted must be in full compliance with applicable laws.

By Order of the Board of Directors

Scott L. Bennett
Senior Vice President,
Associate General Counsel and Secretary

New York, New York
March 25, 1997

                                                                       EXHIBIT A

                        THE MCGRAW-HILL COMPANIES, INC.

                     1993 KEY EMPLOYEE STOCK INCENTIVE PLAN
                 (AS AMENDED AND RESTATED AS OF APRIL 30, 1997)

SECTION                                                                                           PAGE
-------                                                                                           ----
   1.     Purpose; Definitions                                                                      1
   2.     Administration                                                                            2
   3.     Stock Subject to Plan                                                                     2
   4.     Eligibility                                                                               3
   5.     Stock Options                                                                             3
   6.     Stock Appreciation Rights                                                                 5
   7.     Restricted Stock                                                                          6
   8.     Other Stock-Based Awards                                                                  7
   9.     Qualifying Awards                                                                         8
  10.     Change in Control Provisions                                                              9
  11.     Amendments and Termination                                                               10
  12.     Unfunded Status of Plan                                                                  10
  13.     General Provisions                                                                       10
  14.     Effective Date of Plan                                                                   11
  15.     Term of Plan                                                                             11

                        THE MCGRAW-HILL COMPANIES, INC.
                     1993 KEY EMPLOYEE STOCK INCENTIVE PLAN

Section 1. PURPOSE; DEFINITIONS

The purpose of The McGraw-Hill Companies, Inc. 1993 Key Employee Stock Incentive Plan (the "Plan") is to enable The McGraw-Hill Companies, Inc. ("McGraw-Hill") to offer key employees of the Company (as defined below) long term performance-based stock incentives and/or other equity interests in the Company, thereby attracting, retaining and rewarding such key employees, and strengthening the mutuality of interests between key employees and the Company's shareholders.

For purposes of the Plan, the following terms shall be defined as set forth below:

     (a) "BOARD" means the Board of Directors of McGraw-Hill.

     (b) "CAUSE" shall mean the employee's willful misconduct in respect of the employee's obligations to the Company or other acts of willful misconduct by the employee occurring during the course of the employee's employment (including, but not limited to, conviction for a felony or perpetration of a common law fraud).

     (c) "CHANGE IN CONTROL" and "CHANGE IN CONTROL PRICE" shall have meanings set forth, respectively, in Sections 10(b) and (c) below.

     (d) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (e) "COMMISSION" means the Securities and Exchange Commission or any successor thereto.

     (f) "COMMITTEE" means the Compensation Committee of the Board. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board or by a committee of Board members.

     (g) "COMPANY" means McGraw-Hill, a corporation organized under the laws of the State of New York, or any successor corporation, and includes all domestic and foreign corporations, partnerships and other legal entities in which at least 40% of the voting securities or ownership interests are owned directly or indirectly by McGraw-Hill.

     (h) "DISABILITY" means disability as determined under procedures established by the Committee for purposes of this Plan.

     (i) "EARLY RETIREMENT" means retirement, with the approval of the Committee for purposes of one or more award(s) hereunder, from active employment with the Company prior to age 65, provided that the Committee may establish rules and procedures pursuant to which the Committee's approval shall be deemed to have been given.

     (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

     (k) "FAIR MARKET VALUE" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any given date, the mean between the highest and lowest prices at which the Stock is actually traded on such date as reflected in the New York Stock Exchange Composite Transactions, or, if there is no sale of the Stock on such date, such value as may be determined by the Committee in good faith.

     (l) "INCENTIVE STOCK OPTION" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

     (m) "INDIVIDUAL LIMIT" shall have the meaning set forth in Section 3.

     (n) "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option.

     (o) "NORMAL RETIREMENT" means retirement from active employment with the Company on or after age 65.

     (p) "OTHER STOCK-BASED AWARD" means an award under Section 8 below that is payable in cash or Stock and is valued in whole or in part by reference to, or is otherwise based on, Stock.

     (q) "PLAN" means The McGraw-Hill Companies, Inc. 1993 Key Employee Stock Incentive Plan, as hereinafter amended from time to time, including any rules, guidelines or interpretations of the Plan adopted by the Committee.

     (r) "QUALIFYING AWARD" means an award under the Plan made in accordance with the provisions of Section 9.

     (s) "RESTRICTED STOCK" means an award of shares of Stock that is subject to restrictions under Section 7 below.

     (t) "RETIREMENT" means Normal or Early Retirement.

     (u) "STOCK" means the Common Stock, $1.00 par value per share, of McGraw-Hill.

     (v) "STOCK APPRECIATION RIGHT" means the right pursuant to an award granted under Section 6 below to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

     (w) "STOCK OPTION" or "OPTION" means any option to purchase shares of Stock granted pursuant to Section 5 below.

Section 2. ADMINISTRATION

     (a) The Plan shall be administered by the Committee. The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other key employees eligible under Section 4: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock and/or (iv) Other Stock-Based Awards.

     In particular, the Committee shall have the authority:

          (i) to select the officers and other key employees of the Company to whom Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Stock-Based Awards may from time to time be granted hereunder;

          (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Stock-Based Awards or any combination thereof, are to be granted hereunder to one or more eligible employees;

          (iii) to determine the number of shares to be covered by each such award granted hereunder;

          (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price, any restriction or limitation, or any vesting acceleration or forfeiture waiver regarding any Stock Option or other award and/or the shares of Stock relating thereto, based on such factors as the Committee shall determine, in its sole discretion);

          (v) to determine whether, to what extent and under what circumstances grants of Options and/or other awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other cash awards made by the Company outside of this Plan; and

          (vi) to determine whether, to what extent and under what circumstances a Stock Option may be settled in cash under Section 5(k).

     (b) Subject to Section 11 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     Subject to Section 11 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

Section 3. STOCK SUBJECT TO PLAN

     (a) The total number of shares of Stock reserved and available for distribution under the Plan shall be the aggregate of (i) 4,600,000 shares (previously approved by the shareholders of the Company on April 28, 1993) and (ii) 4.9% of the number of issued and outstanding shares as of the shareholder record date for the Annual Meeting of Shareholders to be held on April 30, 1997. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. In addition, subject to
     Section 9(b), no eligible person may be granted in any 60-month period beginning on or after April 30, 1997 Stock Options (including, for this purpose, Stock Options granted in tandem with a Stock Appreciation Right or Limited Stock Appreciation Right) under the Plan which, in the aggregate, cover more than 500,000 shares of Stock (the "Individual Limit").

     (b) The aggregate number of shares of Stock awarded or granted by the Company under this Plan beginning on or after April 30, 1997 for Restricted Stock and Other Stock-Based Awards shall not exceed 33% of the shares of Stock available for awards or grants of Stock by the Company under the Plan as of April 30, 1997. There shall be no comparable limitation, however, on the aggregate number of shares of Stock awarded or granted by the Company under this Plan for Stock Options or Stock Appreciation Rights.

     (c) To the extent that any shares of Stock that are subject to any Restricted Stock or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Subject to Section 6(b)(iv) if any shares of Stock that have been optioned cease to be subject to a Stock Option without being exercised, such shares shall again be available for distribution in connection with future grants and awards under the Plan. In addition, shares of Stock tendered to the Company to pay the exercise price of a Stock Option shall again be available for issuance under the Plan.

     (d) In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend (other than a dividend or its equivalent which is credited to a Plan participant or a regular cash dividend), Stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the maximum number of shares issuable to any single participant, in the number and option price of shares subject to outstanding Options granted under the Plan, and in the number of shares subject to other outstanding awards (including but not limited to awards of Restricted Stock and Other Stock-Based Awards) granted under the Plan, as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

Section 4. ELIGIBILITY

Officers and other key employees of the Company (but excluding members of the Committee and any person who serves only as a director of the Board) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company are eligible to be granted Options and/or other awards under the Plan. Eligibility under the Plan shall be determined solely by the Committee.

Section 5. STOCK OPTIONS

Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

Stock Options granted under the Plan may be of two types; (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

     (a) OPTION PRICE -- The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock at grant.

     (b) OPTION TERM -- The term of each Stock Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date the Option is granted.

     (c) EXERCISABILITY -- Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant provided, however, that, except as provided in Sections 5(f), (g) and (h) and Section 10, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

     (d) METHOD OF EXERCISE --

          (i) Subject to whatever installment exercise and waiting period provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept.

          (ii) If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of unrestricted Stock duly owned by the optionee (and for which the optionee has good title free and clear of any liens and encumbrances) based, in each such case, on the Fair Market Value of the Stock on the last trading date preceding payment, as determined by the Committee. Unless otherwise determined by the Committee at or after grant, such payment may be made by constructive delivery of such shares of owned and unrestricted Stock pursuant to an attestation form as determined by the Committee.

          (iii) No shares of Stock shall be issued until payment therefor, as provided herein, has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid for such shares as provided herein, and, if requested, has given the representation described in Section 13(a).

     (e) NON-TRANSFERABILITY OF OPTIONS -- Unless the Committee determines otherwise at or after grant, no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and, unless the Committee determines otherwise at or after grant, all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

     (f) TERMINATION BY DEATH -- Subject to Section 5(j), if an optionee's employment by the Company terminates by reason of death, any Stock Option held by such optionee, unless otherwise determined by the Committee at or after grant, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (g) TERMINATION BY REASON OF DISABILITY -- Subject to Section 5(j), if an optionee's employment by the Company terminates by reason of Disability, any Stock Option held by such optionee, unless otherwise determined by the Committee at or after grant, shall be fully vested and may thereafter be exercised by the optionee for a period of three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period (or such other period as the Committee shall specify at or after grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (h) TERMINATION BY REASON OF RETIREMENT -- Subject to Section 5(j), if an optionee's employment by the Company terminates by reason of Normal Retirement, any Stock Option held by such optionee, unless otherwise determined by the Committee at or after grant, shall be fully vested and may thereafter be exercised by the optionee for a period of three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period (or such other period as the Committee shall specify at or after grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. Unless the Committee otherwise determines at or after the time of grant, if an optionee's employment with the Company terminates by reason of Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee to the extent it was exercisable at the date of retirement for a period of thirty-six (36) months (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, if the optionee dies within such thirty-six month period (or such other period as the Committee shall specify at or after grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. If and only if the Committee so approves at the time of Early Retirement, if an optionee's employment with the Company terminates by reason of Early Retirement, any Stock Option held by the optionee shall be fully vested and may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

     (i) OTHER TERMINATION -- Unless otherwise determined by the Committee at or after the time of grant, if an optionee's employment terminates for any reason other than death, Disability, Retirement or for Cause, any Stock Option held by such optionee, unless otherwise determined by the Committee at or after grant, may thereafter be exercised by the optionee to the extent it was exercisable at the date of termination for a period of six months (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, if the optionee dies within such six-month period (or such other period as the Committee shall specify at or after grant), any unexercised Stock option held by such optionee shall thereafter be exercisable to the extent that it was exercisable at the date of termination for a period of twelve months from the time of such death, or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option. If an optionee's employment with the Company is involuntarily terminated by the Company for Cause, the Stock Option shall thereupon terminate and shall not be exercisable thereafter.

     (j) SPECIAL RULES APPLICABLE TO INCENTIVE STOCK OPTIONS -- To the extent
     (i) a participant's employment with the Company is terminated by reason of death, Disability or Retirement and (ii) the portion of any Incentive Stock Option that is otherwise first exercisable in any calendar year during the post-termination period specified under Section 5(f), (g) or (h), applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such option that is immediately exercisable as an "incentive stock option" in any calendar year during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option. If the exercise of an Incentive Stock Option is accelerated by reason of a Change In Control, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

     (k) BUYOUT AND SETTLEMENT PROVISIONS -- The Committee may at any time cause the Company to offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall approve and communicate to the optionee at the time that such offer is made.

Section 6. STOCK APPRECIATION
RIGHTS

     (a) GRANT AND EXERCISE -- Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

     A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise deter-mined by the Committee, in its sole discretion, at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

     A Stock Appreciation Right may be exercised by an optionee, in accordance with Section 6(b), by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in
     Section 6(b). Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     (b) TERMS AND CONDITIONS -- Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

          (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan.

          (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised. Subject to Section 6(b)(v), the form of payment of a Stock Appreciation Right may be specified by the Committee at or after the date of grant or be subject to Committee approval after grant, or the Committee may specify at or after the time of grant that a participant may elect the form of payment at the time of the exercise of a Stock Appreciation Right.

          (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(e) of the Plan.

          (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in the first sentence of Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

          (v) In its sole discretion, the Committee may grant at or after the date of grant of an Option "Limited Stock Appreciation Rights" i.e., Stock Appreciation Rights that become exercisable only in the event of a Change in Control, subject to such terms and conditions as the Committee may specify at grant. Said Limited Stock Appreciation Rights shall be settled solely in cash.

Section 7. RESTRICTED STOCK

     (a) ADMINISTRATION -- Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

     The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

     The provisions of Restricted Stock awards need not be the same with respect to each recipient, and such awards to individual recipients need not be the same in subsequent years.

     (b) AWARDS AND CERTIFICATES -- The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award. Further, such award shall be subject to the following conditions:

          (i) The purchase price, if any, for shares of Restricted Stock shall be set by the Committee at the time of grant.

          (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and by paying whatever price (if any) is required under Section 7(b)(i).

          (iii) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form: "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of The McGraw-Hill Companies, Inc. 1993 Key Employee Stock Incentive Plan, as restated and amended, and an Agreement entered into between the registered
          owner and The McGraw-Hill Companies, Inc. dated             . Copies
          of such Plan and Agreement are on file in the offices of The McGraw-Hill Companies, Inc., 1221 Avenue of the Americas, New York, NY 10020."

          (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Stock covered by such award.

     (c) RESTRICTIONS AND CONDITIONS -- The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

          (i) Unless otherwise determined at or after grant by the Committee, shares of Restricted Stock shall not vest prior to the first anniversary of the granting of such Restricted Stock.

          (ii) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

          (iii) Except as provided in Section 7(c)(ii), the participant shall have, with respect to the shares of Restricted Stock, the right to vote the shares, and the right to receive any dividend or dividend equivalent payments in cash with respect to such shares.

          (iv) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment with the Company for any reason during the Restriction Period, all shares still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at or after grant.

          (v) In the event of hardship or other special circumstances of a participant whose employment with the Company is involuntarily terminated (other than for Cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock based on such factors as the Committee may deem appropriate.

          (vi) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the participant. Subject to Section 13(a), all legends shall be removed from said certificates at the time of delivery to the participant.

Section 8. OTHER STOCK-BASED
AWARDS

     (a) ADMINISTRATION -- Other awards of Stock and other awards that are payable in cash or Stock and are valued in whole or in part by reference to, or are otherwise based in whole or in part on, Stock ("Other Stock-Based Awards"), including, without limitation, cash or Stock settled performance shares, cash or Stock settled stock appreciation rights, shares valued by reference to subsidiary performance, and phantom stock and similar units, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock.

     Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, the cash payment to be made pursuant to any such award, and all other conditions of the awards. The Committee may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

     The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

     (b) TERMS AND CONDITIONS -- Other Stock-Based Awards made pursuant to this
     Section 8 shall be subject to the following terms and conditions:

          (i) Subject to the provisions of this Plan and the award agreement referred to in Section 8(b)(v) below, the participant's rights with respect to the award, including the shares subject to awards made under this Section 8, may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

          (ii) Unless otherwise determined by the Committee at the time of award, subject to the provisions of this Plan and the award agreement, the recipient of an award under this Section 8 shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares or deemed number of shares covered by the award, as determined at or after the time of the award by the Committee, in its sole discretion.

          (iii) Any award under this Section 8, any cash payment covered by any such award and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

          (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an award under this Section 8.

          (v) Each award under this Section 8 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

          (vi) Stock issued on a bonus basis under this Section 8 may be issued for no cash consideration.

Section 9. QUALIFYING AWARDS

     (a) GENERAL -- The Committee may, in its sole discretion, grant an award to any participant with the intent that such award qualifies as "performance-based compensation" for "covered employees" under Section 162(m) of the Code (a "Qualifying Award"). The provisions of this Section 9 as well as all other applicable provisions of the Plan not inconsistent with this Section 9 shall apply to all Qualifying Awards issued under the Plan. Qualifying Awards shall be of the type set forth in paragraph (b) or
     (c) below.

     (b) QUALIFYING STOCK OPTIONS AND STOCK APPRECIATION RIGHTS -- Qualifying Awards may be issued as Stock Options and Stock Appreciation Rights granted by the Committee and subject to the Individual Limit.

     (c) QUALIFYING AWARDS OTHER THAN STOCK OPTIONS AND STOCK APPRECIATION
     RIGHTS

          (i) Qualifying Awards (other than Stock Options and Stock Appreciation Rights) may be issued as performance grants and any other award whose payment is conditioned upon the achievement of the performance objectives described in this paragraph. Amounts earned under such Qualifying Awards shall be based upon the attainment of performance objectives for the performance goals established by the Committee for a performance cycle in accordance with the provisions of Section 162(m) of the Code and the applicable regulations thereunder related to performance-based compensation. More than one performance goal may apply to a given performance cycle and payments may be made for a given performance cycle based upon the attainment of the performance objectives for any of the performance goals applicable to that cycle. The duration of a performance cycle shall be determined by the Committee, and the Committee shall be authorized to permit overlapping or consecutive perform-ance cycles. The performance goals and the performance objectives applicable to a performance cycle shall be established by the Committee in accordance with the timing requirements set forth in
          Section 162(m) of the Code and the applicable regulations thereunder. The performance goals that may be selected by the Committee for a performance cycle include any of the following: earnings per share, net income, net operating income, pretax profit, revenue growth, return on sales, return on equity, return on assets, return on investment, total return to shareholders, and cash flow, each of which may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, acquired businesses, minority investments, partnerships or joint ventures. The Committee shall have the discretion, by participant and by award, to reduce (but, in the case of Qualifying Awards only, not to increase) some or all of the amount that would otherwise be payable under the award by reason of the satisfaction of the performance objectives set forth in the Qualifying Award.

          (ii) For any performance cycle with a duration of thirty-six months, no participant may receive Qualifying Awards under this Section 9(c) covering more than 50,000 shares of Stock or which provide for the payment for such performance cycle of more than 50,000 shares of Stock (or cash amounts based on the value of more than 50,000 shares of Stock). For a performance cycle that is longer or shorter than thirty-six months, the maximum limits set forth in the previous sentence shall be adjusted by multiplying such limit by a fraction, the numerator of which is the number of months in the performance cycle and the denominator of which is thirty-six. Anything in the Plan to the contrary notwithstanding, no amounts shall be paid in respect of a Qualifying Award granted under this Section 9(c) unless, prior to the date of such payment, the Committee certifies, in a manner intended to meet the requirements of Section 162(m) of the Code and the applicable regulations thereunder related to performance based compensation, that the criteria for payment of Qualifying Awards related to that cycle have been achieved.

Section 10. CHANGE IN CONTROL
PROVISIONS

     (a) IMPACT OF EVENT -- In the event of a "Change in Control" as defined in
     Section 10(b), unless otherwise determined by the Committee at the time of grant, the following acceleration and valuation provisions shall apply:

          (i) Any Stock Appreciation Rights (including, without limitation, any Limited Stock Appreciation Rights) and any Stock Options (including Qualifying Awards) awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

          (ii) The restrictions and deferral limitations applicable to any Restricted Stock and Other Stock Based Awards (including Qualifying Awards), in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

          (iii) All outstanding Stock Options, Stock Appreciation Rights, Restricted Stock and Other Stock Based Awards (including Qualifying Awards), shall be cashed out by the Company on the basis of the "Change in Control Price" as defined in Section 10(c) as of the date such Change in Control is determined to have occurred.

     (b) DEFINITION OF "CHANGE IN CONTROL" -- For purposes of this Plan, the term "Change in Control" shall mean any of the following events:

          (i) The acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of common stock or the combined voting power of McGraw-Hill's then outstanding voting securities entitled to vote generally in the election of directors; or

          (ii) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose elec-tion, or nomination for election by McGraw-Hill's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of McGraw-Hill, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

          (iii) Approval by the stockholders of McGraw-Hill of a reorganization, merger, or consolidation, in each case, with respect to which persons who were the stockholders of McGraw-Hill immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of McGraw-Hill or of the sale of all or substantially all of the assets of McGraw-Hill.

     (c) CHANGE IN CONTROL PRICE -- For purposes of this Section 10, "Change in Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Index, or paid or offered in any bona fide transaction related to a Change in Control of McGraw-Hill at any time during the preceding sixty-day period as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Incentive Stock Options or Stock Appreciation Rights (or, where applicable, the date on which a cashout occurs under Section 10(a)(iii)).

Section 11. AMENDMENTS AND
TERMINATION

The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award theretofore granted, without the optionee's or participant's consent. In addition, the Board shall have the right to amend, modify or remove the provisions of the Plan which are included to permit the Plan to comply with the "performance-based" exception to Section 162(m) of the Code if Section 162(m) of the Code is subsequently amended, deleted or rescinded.

The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

Section 12. UNFUNDED STATUS OF PLAN

The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company.

Section 13. GENERAL PROVISIONS

     (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) The adoption of the Plan shall not confer upon any employee of the Company any right to continued employment with the Company as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment of any of its employees at any time.

     (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for income tax purposes with respect to any Option or other award under the Plan (including dividends or dividend equivalents on any non-vested Restricted Stock award or Other Stock-Based Award), the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, FICA, state, or local taxes of any kind required by law to be withheld or paid with respect to such amount. Unless otherwise determined by the Committee, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (e) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York.

     (f) Any award payment under this Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

Section 14. EFFECTIVE DATE OF PLAN

The Plan shall be effective as of February 24, 1993 subject to the approval of the Plan by the holders of a majority of the shares of the Company's Stock and $1.20 Convertible Preference Stock, $10 par value, voting together as a single class and not as separate classes ("Approval"), at the 1993 annual shareholders meeting scheduled to be held as of April 28, 1993. The amendments to the Plan to be submitted to shareholders at the Company's annual shareholders meeting scheduled to be held on April 30, 1997 shall be effective as of January 1, 1997, subject to Approval, provided that with respect to the qualifications of Committee members contained herein such amendments shall be effective as of November 1, 1996.

Section 15. TERM OF PLAN

No Stock Option, Stock Appreciation Right, Restricted Stock or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of initial shareholder approval, but awards granted prior to such tenth anniversary may extend beyond that date; provided, however, that no Incentive Stock Option shall be granted after the tenth anniversary of the initial adoption of the Plan by the Board.

                        THE MCGRAW-HILL COMPANIES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Scott L. Bennett and Kenneth M. Vittor, and each of them, proxies with full power of substitution, to vote the shares of stock of The McGraw-Hill Companies, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Shareholders of said Corporation to be held at the principal executive offices of the Corporation, 1221 Avenue of the Americas, New York, N.Y. 10020 on Wednesday, April 30, 1997, at 11 A.M., and any adjournment thereof.

THE MATTERS TO BE VOTED UPON AND THE INSTRUCTIONS ARE SET FORTH ON THE REVERSE SIDE. PLEASE VOTE, SIGN AND RETURN PROMPTLY.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S).     Please mark
IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE     your votes
ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.                like this   [X]

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, AND 3:           FOR ALL
                                                                               NOMINEE(S)
                                                                             except as set      WITHHOLD AUTHORITY
                                                                              forth below       FOR ALL NOMINEES
1. Election of the following nominees as directors for three-year terms
   expiring at the 2000 Annual Meeting:                                         [   ]               [   ]

   Vartan Gregorian, John T. Hartley, Paul J. Rizzo, James H. Ross and Sidney Taurel

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

-------------------------------------------------------------------------
                                                                                FOR     AGAINST     ABSTAIN
2. Approval of Amendments to and Restatement of the 1993 Key Employee           [  ]    [  ]        [  ]
   Stock Incentive Plan.

                                                                                FOR     AGAINST     ABSTAIN
3.  Ratification of the appointment of independent auditors for 1997.           [  ]    [  ]        [  ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.


Signature(s)                                                    Date
            ----------------------------------------------------    ------------

NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                        THE MCGRAW-HILL COMPANIES, INC.

             VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS
                           WEDNESDAY, APRIL 30, 1997

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE EMPLOYEE RETIREMENT ACCOUNT PLAN OF THE MCGRAW-HILL COMPANIES, INC. AND ITS SUBSIDIARIES ("ERAP")

The Trustee named is hereby instructed to vote all the shares of Common Stock of The McGraw-Hill Companies, Inc. which are credited to the undersigned's account as of March 13, 1997, at the Annual Meeting of Shareholders to be held on April 30, 1997, and any adjournment thereof, on the Items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 23, 1997. Your instructions will be kept confidential by the Trustee.

         PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                (continued and to be signed on the reverse side)


--------------------------------------------------------------------------------
                           -  FOLD AND DETACH HERE -

THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S).     Please mark
IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE     your votes
ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.                like this   [X]

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, AND 3:           FOR ALL
                                                                               NOMINEE(S)
                                                                             except as set      WITHHOLD AUTHORITY
                                                                              forth below       FOR ALL NOMINEES
1. Election of the following nominees as directors for three-year terms
   expiring at the 2000 Annual Meeting:                                         [   ]               [   ]

   Vartan Gregorian, John T. Hartley, Paul J. Rizzo, James H. Ross and Sidney Taurel

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

-------------------------------------------------------------------------

                                                                                FOR     AGAINST     ABSTAIN
2. Approval of Amendments to and Restatement of the 1993 Key Employee           [  ]    [  ]        [  ]
   Stock Incentive Plan.

                                                                                FOR     AGAINST     ABSTAIN
3.  Ratification of the appointment of independent auditors for 1997.           [  ]    [  ]        [  ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.


Signature(s)                                                    Date
            ----------------------------------------------------    ------------

NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                        THE MCGRAW-HILL COMPANIES, INC.

             VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS
                           WEDNESDAY, APRIL 30, 1997

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE EMPLOYEES INVESTMENT PLAN OF MCGRAW-HILL BROADCASTING COMPANY, INC. AND ITS SUBSIDIARIES ("EIP")

The Trustee named is hereby instructed to vote all the shares of Common Stock of The McGraw-Hill Companies, Inc. which are credited to the undersigned's account as of March 13, 1997, at the Annual Meeting of Shareholders to be held on April 30, 1997, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 23, 1997. Your instructions will be kept confidential by the Trustee.

         PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                (continued and to be signed on the reverse side)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S).     Please mark
IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE     your votes
ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.                like this   [X]

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, AND 3:           FOR ALL
                                                                               NOMINEE(S)
                                                                             except as set      WITHHOLD AUTHORITY
                                                                              forth below       FOR ALL NOMINEES
1. Election of the following nominees as directors for three-year terms
   expiring at the 2000 Annual Meeting:                                         [   ]               [   ]

   Vartan Gregorian, John T. Hartley, Paul J. Rizzo, James H. Ross and Sidney Taurel

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

-------------------------------------------------------------------------

                                                                                FOR     AGAINST     ABSTAIN
2. Approval of Amendments to and Restatement of the 1993 Key Employee           [  ]    [  ]        [  ]
   Stock Incentive Plan.

                                                                                FOR     AGAINST     ABSTAIN
3.  Ratification of the appointment of independent auditors for 1997.           [  ]    [  ]        [  ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.


Signature(s)                                                    Date
            ----------------------------------------------------    ------------

NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                        THE MCGRAW-HILL COMPANIES, INC.

             VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS
                           WEDNESDAY, APRIL 30, 1997

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  TO:  THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE SAVINGS INCENTIVE PLAN
                          OF STANDARD & POOR'S ("SIP")

The Trustee named is hereby instructed to vote all the shares of Common Stock of The McGraw-Hill Companies, Inc. which are credited to the undersigned's account as of March 13, 1997, at the Annual Meeting of Shareholders to be held on April 30, 1997, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 23, 1997. Your instructions will be kept confidential by the Trustee.

         PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                (continued and to be signed on the reverse side)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S).     Please mark
IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE     your votes
ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.                like this   [X]

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, AND 3:           FOR ALL
                                                                               NOMINEE(S)
                                                                             except as set      WITHHOLD AUTHORITY
                                                                              forth below       FOR ALL NOMINEES
1. Election of the following nominees as directors for three-year terms
   expiring at the 2000 Annual Meeting:                                         [   ]               [   ]

   Vartan Gregorian, John T. Hartley, Paul J. Rizzo, James H. Ross and Sidney Taurel

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

-------------------------------------------------------------------------

                                                                                FOR     AGAINST     ABSTAIN
2. Approval of Amendments to and Restatement of the 1993 Key Employee           [  ]    [  ]        [  ]
   Stock Incentive Plan.

                                                                                FOR     AGAINST     ABSTAIN
3.  Ratification of the appointment of independent auditors for 1997.           [  ]    [  ]        [  ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.


Signature(s)                                                    Date
            ----------------------------------------------------    ------------

NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                        THE MCGRAW-HILL COMPANIES, INC.

             VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS
                           WEDNESDAY, APRIL 30, 1997

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  TO:  THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE SAVINGS INCENTIVE PLAN
        OF THE MCGRAW-HILL COMPANIES, INC. AND ITS SUBSIDIARIES ("SIP")

The Trustee named is hereby instructed to vote all the shares of Common Stock of The McGraw-Hill Companies, Inc. which are credited to the undersigned's account as of March 13, 1997, at the Annual Meeting of Shareholders to be held on April 30, 1997, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 23, 1997. Your instructions will be kept confidential by the Trustee.

         PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                (continued and to be signed on the reverse side)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S).     Please mark
IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE     your votes
ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.                like this   [X]

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, AND 3:           FOR ALL
                                                                               NOMINEE(S)
                                                                             except as set      WITHHOLD AUTHORITY
                                                                              forth below       FOR ALL NOMINEES
1. Election of the following nominees as directors for three-year terms
   expiring at the 2000 Annual Meeting:                                         [   ]               [   ]

   Vartan Gregorian, John T. Hartley, Paul J. Rizzo, James H. Ross and Sidney Taurel

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

-------------------------------------------------------------------------

                                                                                FOR     AGAINST     ABSTAIN
2. Approval of Amendments to and Restatement of the 1993 Key Employee           [  ]    [  ]        [  ]
   Stock Incentive Plan.

                                                                                FOR     AGAINST     ABSTAIN
3.  Ratification of the appointment of independent auditors for 1997.           [  ]    [  ]        [  ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.


Signature(s)                                                    Date
            ----------------------------------------------------    ------------

NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                        THE MCGRAW-HILL COMPANIES, INC.

             VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS
                           WEDNESDAY, APRIL 30, 1997

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      TO:  THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE EMPLOYEE
             RETIREMENT ACCOUNT PLAN OF STANDARD & POOR'S ("ERAP")

The Trustee named is hereby instructed to vote all the shares of Common Stock of The McGraw-Hill Companies, Inc. which are credited to the undersigned's account as of March 13, 1997, at the Annual Meeting of Shareholders to be held on April 30, 1997, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 23, 1997. Your instructions will be kept confidential by the Trustee.

         PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                (continued and to be signed on the reverse side)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S).     Please mark
IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE     your votes
ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.                like this   [X]

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, AND 3:           FOR ALL
                                                                               NOMINEE(S)
                                                                             except as set      WITHHOLD AUTHORITY
                                                                              forth below       FOR ALL NOMINEES
1. Election of the following nominees as directors for three-year terms
   expiring at the 2000 Annual Meeting:                                         [   ]               [   ]

   Vartan Gregorian, John T. Hartley, Paul J. Rizzo, James H. Ross and Sidney Taurel

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

-------------------------------------------------------------------------

                                                                                FOR     AGAINST     ABSTAIN
2. Approval of Amendments to and Restatement of the 1993 Key Employee           [  ]    [  ]        [  ]
   Stock Incentive Plan.

                                                                                FOR     AGAINST     ABSTAIN
3.  Ratification of the appointment of independent auditors for 1997.           [  ]    [  ]        [  ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.


Signature(s)                                                    Date
            ----------------------------------------------------    ------------

NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -